                                                                      Exhibit 99

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

                                   ----------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-D
$491,481,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7 and
3-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

April 11, 2005

--------------------------------------------------------------------------------

                                   ----------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

..  Preliminary Summary of Certificates (To Roll)                           pg. 3

..  Preliminary Summary of Certificates (To Maturity)                       pg. 4

..  Preliminary Summary of Terms                                            pg. 5

..  Preliminary Credit Support                                             pg. 11

..  Preliminary Priority of Distributions                                  pg. 11

..  Preliminary Bond Summary (To Roll)                                     pg. 12

..  Preliminary Bond Summary (To Maturity)                                 pg. 15

..  Collateral Characteristics (Group 1)                                   pg. 18

..  Collateral Characteristics (Group 2)                                   pg. 25

..  Collateral Characteristics (Group 3)                                   pg. 33

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         To Roll /(1)/
------------------------------------------------------------------------------------------------------------------------------
                                                                                           Expected
                                                                      Ext.   Ext. Prin.    Maturity                Expected
                           Approx.                                    WAL      Window     Roll @ 25%   Delay       Ratings
Class                     Size/(2)/    Interest - Principal Type     (yrs)      (mos)         CPR       Days   (Fitch/Moody's)
---------------------   ------------   ---------------------------   -----   ----------   ----------   -----   ---------------
Offered Certificates
1-A-1                   $ 36,768,000   Variable - Pass-thru /(3)/     1.91      1 - 34      2/25/08      24       AAA / Aaa
1-A-2                      1,400,000   Variable - Pass-thru /(3)/     1.91      1 - 34      2/25/08      24       AAA / Aa1
2-A-1                    211,717,000   Variable - Pass-thru /(4)/     2.57      1 - 59      3/25/10      24       AAA / Aaa
2-A-2                     54,534,000   Variable - Sequential /(4)/    0.50      1 - 12      4/25/06       0       AAA / Aaa
2-A-3                     21,899,000   Variable - Sequential /(4)/    1.25     12 - 18     10/25/06       0       AAA / Aaa
2-A-4                     37,943,000   Variable - Sequential /(4)/    2.00     18 - 31     11/25/07      24       AAA / Aaa
2-A-5                     23,727,000   Variable - Sequential /(4)/    3.00     31 - 42     10/25/08      24       AAA / Aaa
2-A-6                     24,611,000   Variable - Sequential /(4)/    4.14     42 - 59      3/25/10      24       AAA / Aaa
2-A-7                     49,003,000   Variable - Sequential /(4)/    4.91     59 - 59      3/25/10      24       AAA / Aaa
3-A-1                     29,879,000   Variable - Pass-thru /(5)/     2.91      1 - 83      3/25/12      24       AAA / Aaa
Not Offered Hereunder
B-1                     $  9,167,000                                                                                   N.A.
B-2                        3,311,000                                                                                   N.A.
B-3                        2,292,000                                                                                   N.A.
B-4                        1,018,000                                                                                   N.A.
B-5                          764,000                                                                                   N.A.
B-6                        1,274,196                                                                                   N.A.
1-A-R                            100                                                                                   N.A.
1-IO                             TBD       Fixed -Interest Only                                                        N.A.
------------------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2008, March 2010, and March 2012, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to March 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after March 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Certificates
-------------------------------------------------------------------------------------------------------------------
                                                     To Maturity
-------------------------------------------------------------------------------------------------------------------
                                                     Est.    Est. Prin.      Expected                  Expected
           Approx.                                   WAL       Window          Final       Delay        Ratings
Class    Size /(1)/     Interest - Principal Type   (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (Fitch/ Moody's)
-----   ------------    -------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1   $ 36,768,000   Variable - Pass-thru /(3)/    3.27      1 - 360        4/25/35        24        AAA / Aaa
1-A-2      1,400,000   Variable - Pass-thru /(3)/    3.27      1 - 360        4/25/35        24        AAA / Aaa
2-A-1    211,717,000   Variable - Pass-thru /(4)/    3.31      1 - 360        4/25/35        24        AAA / Aaa
2-A-2     54,534,000   Variable - Sequential /(4)/   0.50       1 - 12        4/25/35         0        AAA / Aaa
2-A-3     21,899,000   Variable - Sequential /(4)/   1.25      12 - 18        4/25/35         0        AAA / Aaa
2-A-4     37,943,000   Variable - Sequential /(4)/   2.00      18 - 31        4/25/35        24        AAA / Aaa
2-A-5     23,727,000   Variable - Sequential /(4)/   3.00      31 - 42        4/25/35        24        AAA / Aaa
2-A-6     24,611,000   Variable - Sequential /(4)/   4.14      42 - 59        4/25/35        24        AAA / Aaa
2-A-7     49,003,000   Variable - Sequential /(4)/   8.10     59 - 360        4/25/35        24        AAA / Aaa
3-A-1     29,879,000   Variable - Pass-thru  /(5)/   3.31      1 - 360        4/25/35        24        AAA / Aaa
-------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window (except with respect to the Sequential Senior
     Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to March 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after March 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.

                                 Mortgage Pass-Through Certificates, Series
                                 2005-D

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $509,307,296

Securities Offered:              $36,768,000 Class 1-A-1 Certificates
                                 $1,400,000 Class 1-A-2 Certificates
                                 $211,717,000 Class 2-A-1 Certificates
                                 $54,534,000 Class 2-A-2 Certificates
                                 $21,899,000 Class 2-A-3 Certificates
                                 $37,943,000 Class 2-A-4 Certificates
                                 $23,727,000 Class 2-A-5 Certificates
                                 $24,611,000 Class 2-A-6 Certificates
                                 $49,003,000 Class 2-A-7 Certificates
                                 $29,879,000 Class 3-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.37% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.29% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 0.91% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 3 Mortgage Loans
                                 have a fixed interest rate for approximately 7
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 56.83% of
                                 the Group 3 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Expected Pricing Date:           Week of April 11, 2005

Expected Closing Date:           On or about April 28, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date: May 25,
                                 2005)

Cut-Off Date:                    April 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                 2-A-4, 2-A-5, 2-A-6, 2-A-7 and 3-A-1
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6
                                 and 2-A-7

Group 3-A Certificates:          Class 3-A-1

Super Senior Certificates:       Class 1-A-1 Certificates

Super Senior Support             Class 1-A-2 Certificates
Certificates:

Day Count:                       30/360

Group 1, Group 2 and Group 3     25% CPR
Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
Denominations:                           Form           Denominations   Denominations
                                 --------------------   -------------   -------------
   Class A Offered
      Certificates                    Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid Principal Balance as of the
                                 Cut-Off Date ("Cut-Off Date Pool Principal
                                 Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 and 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero.
                                 The Senior Principal Distribution Amount for
                                 Group 2 will generally be allocated to the Class 2-A Certificates as follows, concurrently, [50]% to the Class 2-A-1
                                 Certificates, and [50%] to the Class 2-A-2,
                                 2-A-3, 2-A-4, 2-A-5, Class 2-A-6 and 2-A-7
                                 Certificates, sequentially until their class balance has been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1
                                 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, 1-A-2,
                                 2-A-1, 2-A-4, 2-A-5, 2-A-6, 2-A-7, and Class
                                 3-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Regular Interest Accrual
                                 Period"). Interest will accrue on the Class
                                 2-A-2 and 2-A-3 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution
                                 Date occurs (the "Class 2-A-2 Interest Accrual
                                 Period" and "Class 2-A-3 Interest Accrual
                                 Period," respectively, and together with the Regular Interest Accrual Period, an "Interest
                                 Accrual Period"). The initial Class 2-A-2 and
                                 2-A-3 Interest Accrual Period will be deemed to have commenced on April 25, 2005. The initial
                                 Regular Interest Accrual Period will be deemed to have commenced on April 1, 2005. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual
                                 Period are made on the first day of the
                                 Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0006% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Rate for Loan Group 2 and Loan Group 3 will be 0.250% per annum.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution
                                 Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage
                                 Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date             Senior Prepayment Percentage
                                 -----------------             ----------------------------
                                 May 2005 through April 2012   100%;
                                 May 2012 through April 2013   the applicable Senior Percentage
                                                               plus, 70% of the applicable
                                                               Subordinate Percentage;
                                 May 2013 through April 2014   the applicable Senior Percentage
                                                               plus, 60% of the applicable
                                                               Subordinate Percentage;
                                 May 2014 through April 2015   the applicable Senior Percentage
                                                               plus, 40% of the applicable
                                                               Subordinate Percentage;
                                 May 2015 through April 2016   the applicable Senior Percentage
                                                               plus, 20% of the applicable
                                                               Subordinate Percentage;
                                 May 2016 and thereafter       the applicable Senior Percentage;

                                 provided, however,

                                 (i)  if on any Distribution Date the
                                      percentage equal to (x) the sum of the
                                      class balances of the Class A
                                      Certificates of all Groups divided by
                                      (y) the aggregate Principal Balance of
                                      all Loan Groups (such percentage, the
                                      "Total Senior Percentage") exceeds such
                                      percentage calculated as of the Closing
                                      Date, then the Senior Prepayment
                                      Percentage for all Loan Groups for such
                                      Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the May 2008
                                      Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal
                                      Balance of all the Loan Groups (the
                                      "Aggregate Subordinate Percentage") is
                                      greater than or equal to twice such
                                      percentage calculated as of the Closing
                                      Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the
                                      applicable Senior Percentage for each
                                      Loan Group plus 50% of the Subordinate
                                      Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the May 2008 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of
                                      the Closing Date, then the Senior
                                      Prepayment Percentage for each Loan
                                      Group for that Distribution Date will
                                      equal the Senior Percentage for each
                                      Loan Group.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.50%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.70%)
                      -------------------------------------
                                    Class B-2                     Order of
      Prority of             Credit Support (1.05%)                 Loss
        Payment       -------------------------------------      Allocation
                                    Class B-3
                             Credit Support (0.60%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.40%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                     Preliminary Priority of Distributions
    -------------------------------------------------------------------------
                             First, to the Trustee;
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
             Second, to the Class 1-IO Certificates to pay Interest;
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
      Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero;
                                       and
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
    -------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

1-A-1
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 100-00            4.439       4.416       4.403       4.389       4.373       4.336       4.290
Average Life (Years)       2.601       2.237       2.066       1.905       1.751       1.470       1.218
Modified Duration          2.399       2.070       1.917       1.771       1.632       1.377       1.147
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008
Principal # Months           34          34          34          34          34          34          34

1-A-2
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 99-18             4.621       4.628       4.631       4.636       4.641       4.654       4.672
Average Life (Years)       2.601       2.237       2.066       1.905       1.751       1.470       1.218
Modified Duration          2.395       2.066       1.913       1.766       1.627       1.372       1.142
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008
Principal # Months           34          34          34          34          34          34          34

2-A-1
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 99-25             4.831       4.822       4.817       4.812       4.806       4.792       4.774
Average Life (Years)       4.277       3.312       2.918       2.570       2.262       1.754       1.360
Modified Duration          3.749       2.936       2.601       2.305       2.041       1.602       1.257
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010
Principal # Months           59          59          59          59          59          59          59

2-A-2
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 100-14            4.659       4.315       4.135       3.949       3.758       3.354       2.905
Average Life (Years)       2.458       0.849       0.632       0.500       0.411       0.299       0.229
Modified Duration          2.229       0.811       0.608       0.484       0.400       0.292       0.225
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     3/25/2010   1/25/2007   8/25/2006   4/25/2006   2/25/2006   11/25/2005  9/25/2005
Principal # Months           59          21          16          12          10          7           5

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

2-A-3
---------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%         30%          40%          50%
---------------------------------------------------------------------------------------------------------------
Yield at 100-17            4.735        4.590        4.501        4.408       4.308        4.090        3.850
Average Life (Years)       4.908        2.160        1.595        1.250       1.017        0.721        0.545
Modified Duration          4.281        2.008        1.504        1.189       0.973        0.695        0.529
Principal Window Begin   3/25/2010    1/25/2007    8/25/2006    4/25/2006   2/25/2006   11/25/2005    9/25/2005
Principal Window End     3/25/2010   11/25/2007    3/25/2007   10/25/2006   7/25/2006    2/25/2006   12/25/2005
Principal # Months           1           11            8            7           6            4            4

2-A-4

---------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%         30%          40%          50%
---------------------------------------------------------------------------------------------------------------
Yield at 99-31             4.791        4.762        4.731        4.699       4.665        4.590        4.502
Average Life (Years)       4.908        3.470        2.557        2.000       1.625        1.149        0.857
Modified Duration          4.279        3.122        2.351        1.865       1.529        1.094        0.822
Principal Window Begin   3/25/2010   11/25/2007    3/25/2007   10/25/2006   7/25/2006    2/25/2006   12/25/2005
Principal Window End     3/25/2010    9/25/2009    7/25/2008   11/25/2007   5/25/2007   10/25/2006    5/25/2006
Principal # Months           1           23           17           14          11            9            6

2-A-5

---------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%         30%          40%          50%
---------------------------------------------------------------------------------------------------------------
Yield at 99-19             4.878        4.878        4.879        4.886       4.892        4.907        4.925
Average Life (Years)       4.908        4.836        3.856        3.000       2.429        1.713        1.271
Modified Duration          4.276        4.219        3.440        2.730       2.240        1.607        1.205
Principal Window Begin   3/25/2010    9/25/2009    7/25/2008   11/25/2007   5/25/2007   10/25/2006    5/25/2006
Principal Window End     3/25/2010    3/25/2010   10/25/2009   10/25/2008   2/25/2008    4/25/2007   10/25/2006
Principal # Months           1            7           16           12          10            7            6

2-A-6

---------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%         30%          40%          50%
---------------------------------------------------------------------------------------------------------------
Yield at 99-11             4.937        4.937        4.937        4.947       4.966        5.010        5.061
Average Life (Years)       4.908        4.908        4.852        4.140       3.331        2.334        1.731
Modified Duration          4.274        4.274        4.230        3.666       3.006        2.156        1.622
Principal Window Begin   3/25/2010    3/25/2010   10/25/2009   10/25/2008   2/25/2008    4/25/2007   10/25/2006
Principal Window End     3/25/2010    3/25/2010    3/25/2010    3/25/2010   3/25/2009    1/25/2008    4/25/2007
Principal # Months           1            1            6           18          14           10            7

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2008, March 2010 and March 2012 respectively.

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

2-A-7
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 99-18             4.886       4.886       4.886       4.886       4.886       4.889       4.895
Average Life (Years)       4.908       4.908       4.908       4.908       4.754       4.030       3.228
Modified Duration          4.276       4.276       4.276       4.276       4.154       3.571       2.905
Principal Window Begin   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2009   1/25/2008   4/25/2007
Principal Window End     3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010
Principal # Months           1           1           1           1           13          27          36

3-A-1

----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 100-04            5.088       5.049       5.027       5.001       4.972       4.903       4.818
Average Life (Years)       5.664       4.016       3.412       2.907       2.485       1.842       1.389
Modified Duration          4.724       3.430       2.947       2.540       2.196       1.663       1.277
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     3/25/2012   3/25/2012   3/25/2012   3/25/2012   3/25/2012   3/25/2012   3/25/2012
Principal # Months           83          83          83          83          83          83          83

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2008, March 2010 and March 2012 respectively.

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                          Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------
                                                 To Maturity
------------------------------------------------------------------------------------------------------------
1-A-1
------------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%          40%          50%
------------------------------------------------------------------------------------------------------------
Yield at 100-00            5.304       5.072       4.964       4.862       4.765        4.593        4.443
Average Life (Years)       11.526      5.427       4.128       3.268       2.664        1.881        1.395
Modified Duration          7.689       4.281       3.417       2.800       2.341        1.709        1.294
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005    5/25/2005
Principal Window End     4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035    4/25/2035    1/25/2032
Principal # Months          360         360         360         360         360          360          321

1-A-2
------------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%          40%         50%
------------------------------------------------------------------------------------------------------------
Yield at 99-18             5.361       5.174       5.092       5.018       4.952        4.849        4.782
Average Life (Years)       11.526      5.427       4.128       3.268       2.664        1.881        1.395
Modified Duration          7.663       4.262       3.401       2.787       2.329        1.700        1.286
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005    5/25/2005
Principal Window End     4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035    1/25/2034    1/25/2028
Principal # Months          360         360         360         360         360          345          273

2-A-1
------------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%          40%         50%
------------------------------------------------------------------------------------------------------------
Yield at 99-25             5.349       5.140       5.058       4.989       4.933        4.851        4.798
Average Life (Years)       11.826      5.525       4.190       3.309       2.691        1.894        1.401
Modified Duration          7.849       4.327       3.440       2.809       2.342        1.704        1.288
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005    5/25/2005
Principal Window End     4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035    4/25/2035   12/25/2033
Principal # Months          360         360         360         360         360          360          344

2-A-2
------------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%          40%         50%
------------------------------------------------------------------------------------------------------------
Yield at 100-14            4.660       4.315       4.135       3.949       3.758        3.354        2.905
Average Life (Years)       2.461       0.849       0.632       0.500       0.411        0.299        0.229
Modified Duration          2.232       0.811       0.608       0.484       0.400        0.292        0.225
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005    5/25/2005
Principal Window End     5/25/2010   1/25/2007   8/25/2006   4/25/2006   2/25/2006   11/25/2005    9/25/2005
Principal # Months           61          21         16           12          10           7            5

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

2-A-3
----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%         30%          40%          50%
----------------------------------------------------------------------------------------------------------------
Yield at 100-17             4.917        4.590        4.501        4.408       4.308        4.090        3.850
Average Life (Years)        6.106        2.160        1.595        1.250       1.017        0.721        0.545
Modified Duration           5.169        2.008        1.504        1.189       0.973        0.695        0.529
Principal Window Begin    5/25/2010    1/25/2007    8/25/2006    4/25/2006   2/25/2006   11/25/2005    9/25/2005
Principal Window End      6/25/2012   11/25/2007    3/25/2007   10/25/2006   7/25/2006    2/25/2006   12/25/2005
Principal # Months           26           11            8            7           6            4            4

2-A-4
----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%         30%          40%          50%
----------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.210        4.762        4.731        4.699       4.665        4.590        4.502
Average Life (Years)        9.203        3.470        2.557        2.000       1.625        1.149        0.857
Modified Duration           7.204        3.122        2.351        1.865       1.529        1.094        0.822
Principal Window Begin    6/25/2012   11/25/2007    3/25/2007   10/25/2006   7/25/2006    2/25/2006   12/25/2005
Principal Window End      9/25/2016    9/25/2009    7/25/2008   11/25/2007   5/25/2007   10/25/2006    5/25/2006
Principal # Months           52           23           17           14           11           9            6

2-A-5
----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%         30%          40%          50%
----------------------------------------------------------------------------------------------------------------
Yield at 99-19              5.391        4.933        4.879        4.886       4.892        4.907        4.925
Average Life (Years)       13.010        5.212        3.856        3.000       2.429        1.713        1.271
Modified Duration           9.289        4.504        3.440        2.730       2.240        1.607        1.205
Principal Window Begin    9/25/2016    9/25/2009    7/25/2008   11/25/2007   5/25/2007   10/25/2006    5/25/2006
Principal Window End     12/25/2019    4/25/2011   10/25/2009   10/25/2008   2/25/2008    4/25/2007   10/25/2006
Principal # Months           40           20           16           12           10           7            6

2-A-6
----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%         30%          40%          50%
----------------------------------------------------------------------------------------------------------------
Yield at 99-11              5.479        5.172        4.999        4.947       4.966        5.010        5.061
Average Life (Years)       16.628        7.068        5.303        4.140       3.331        2.334        1.731
Modified Duration          10.887        5.835        4.570        3.666       3.006        2.156        1.622
Principal Window Begin   12/25/2019    4/25/2011   10/25/2009   10/25/2008   2/25/2008    4/25/2007   10/25/2006
Principal Window End     12/25/2023    7/25/2013    7/25/2011    3/25/2010   3/25/2009    1/25/2008    4/25/2007
Principal # Months           49           28           22           18          14           10           7

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

2-A-7
------------------------------------------------------------------------------------------------------------
CPR                          5%          15%         20%         25%         30%         40%          50%
------------------------------------------------------------------------------------------------------------
Yield at 99-18              5.525       5.389       5.297       5.194       5.102       4.988        4.934
Average Life (Years)       23.849       13.203     10.177       8.100       6.609       4.638        3.407
Modified Duration          13.227       9.181       7.618       6.397       5.426       4.006        3.037
Principal Window Begin   12/25/2023   7/25/2013   7/25/2011   3/25/2010   3/25/2009   1/25/2008    4/25/2007
Principal Window End      4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   12/25/2033
Principal # Months           137         262         286         302         314         328          321

3-A-1
------------------------------------------------------------------------------------------------------------
CPR                          5%          15%         20%         25%         30%         40%          50%
------------------------------------------------------------------------------------------------------------
Yield at 100-04             5.379       5.202       5.133       5.072       5.017       4.920        4.823
Average Life (Years)       11.891       5.534       4.191       3.306       2.688       1.891        1.399
Modified Duration           7.807       4.290       3.410       2.787       2.325       1.696        1.284
Principal Window Begin    5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005
Principal Window End      4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   11/25/2031
Principal # Months           360         360         360         360         360         360          319

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.37% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                               Collateral Summary    Range (if applicable)
                                                               ------------------   ----------------------
Total Outstanding Loan Balance                                     $39,552,465
Total Number of Loans                                                      102
Average Loan Principal Balance                                        $387,769      $105,000 to $1,000,000
WA Gross Coupon                                                         5.152%            4.000% to 6.000%
WA FICO                                                                    715                  621 to 837
WA Original Term (mos.)                                                    359                  180 to 360
WA Remaining Term (mos.)                                                   357                  176 to 360
WA OLTV                                                                 74.90%            39.40% to 95.00%
WA Months to First Rate Adjustment Date                              34 months             18 to 36 months
Gross Margin                                                            2.250%
WA Rate Ceiling                                                        11.152%          10.000% to 12.000%
Geographic Concentration of Mortgaged Properties (Top 5   CA            28.33%
States) based on the Aggregate Stated Principal Balance   FL            18.18%
                                                          NV             6.41%
                                                          VA             6.32%
                                                          NC             4.59%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    91       $34,915,252.22         88.28%
Second Home                           8         3,477,563.05          8.79
Investor Property                     3         1,159,650.19          2.93
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              46       $17,662,934.30         44.66%
PUD-Detached                         27        11,998,679.51         30.34
Condominium                          17         6,204,065.89         15.69
PUD-Attached                          5         1,628,845.67          4.12
2-Family                              2           948,000.00          2.40
Townhouse                             4           754,940.09          1.91
4-Family                              1           355,000.00          0.90
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             63       $25,270,759.78         63.89%
Refinance-Rate/Term                  20         7,254,007.02         18.34
Refinance-Cashout                    19         7,027,698.66         17.77
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           26       $11,203,471.56         28.33%
Florida                              18         7,189,073.09         18.18
Nevada                                6         2,537,223.17          6.41
Virginia                              8         2,501,143.82          6.32
North Carolina                        4         1,814,411.36          4.59
Maryland                              6         1,760,025.80          4.45
Arizona                               3         1,308,460.05          3.31
South Carolina                        3         1,290,900.00          3.26
Washington                            3         1,249,876.89          3.16
Illinois                              4         1,018,006.78          2.57
New Jersey                            3           991,116.00          2.51
Georgia                               2           978,572.00          2.47
New York                              2           915,744.00          2.32
Michigan                              2           838,363.08          2.12
Massachusetts                         2           758,626.19          1.92
Texas                                 2           708,680.00          1.79
Colorado                              2           587,924.82          1.49
Oregon                                1           500,000.00          1.26
Missouri                              1           340,868.41          0.86
Indiana                               1           335,941.86          0.85
Utah                                  1           327,587.32          0.83
Ohio                                  1           272,000.00          0.69
Kansas                                1           124,449.26          0.31
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.58% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  18       $ 8,465,871.59              75.56%
Northern California                   8         2,737,599.97              24.44
-----------------------------------------------------------------------------------------
Total:                               26       $11,203,471.56             100.00%
=========================================================================================

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
100,000.01 - 150,000.00               6       $   778,249.26          1.97%
150,000.01 - 200,000.00               4           631,349.64          1.60
200,000.01 - 250,000.00               8         1,759,079.84          4.45
250,000.01 - 300,000.00               6         1,631,285.00          4.12
300,000.01 - 350,000.00              21         7,047,091.63         17.82
350,000.01 - 400,000.00              21         7,809,604.73         19.74
400,000.01 - 450,000.00              10         4,318,014.24         10.92
450,000.01 - 500,000.00               9         4,384,526.70         11.09
500,000.01 - 550,000.00               3         1,610,000.00          4.07
550,000.01 - 600,000.00               3         1,712,250.00          4.33
600,000.01 - 650,000.00               6         3,737,472.83          9.45
700,000.01 - 750,000.00               1           739,110.85          1.87
750,000.01 - 800,000.00               2         1,586,644.74          4.01
800,000.01 - 850,000.00               1           807,786.00          2.04
950,000.01 - 1,000,000.00             1         1,000,000.00          2.53
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $387,769.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
     Original Loan-To-Value       Mortgage     Balance as of    Pool Principal
           Ratios (%)              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
35.01 - 40.00                         1       $   462,456.42          1.17%
40.01 - 45.00                         2           874,000.00          2.21
45.01 - 50.00                         2           807,525.29          2.04
50.01 - 55.00                         1           335,941.86          0.85
55.01 - 60.00                         3           886,611.36          2.24
60.01 - 65.00                         3         1,456,000.00          3.68
65.01 - 70.00                        15         6,555,014.57         16.57
70.01 - 75.00                        10         3,800,573.39          9.61
75.01 - 80.00                        54        20,899,055.11         52.84
85.01 - 90.00                         7         2,519,973.53          6.37
90.01 - 95.00                         4           955,313.93          2.42
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 74.90%.

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                         1       $   335,941.86          0.85%
4.001 - 4.250                         1           472,500.00          1.19
4.251 - 4.500                         7         2,248,517.59          5.68
4.501 - 4.750                        12         3,779,765.34          9.56
4.751 - 5.000                        27        10,826,433.90         27.37
5.001 - 5.250                        23         8,428,124.45         21.31
5.251 - 5.500                        13         5,405,724.66         13.67
5.501 - 5.750                        13         5,649,667.99         14.28
5.751 - 6.000                         5         2,405,789.67          6.08
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.152% per annum.

                   Gross Margin of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               102       $39,552,465.46        100.00%
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.751 - 10.000                        1       $   335,941.86          0.85%
10.001 - 10.250                       1           472,500.00          1.19
10.251 - 10.500                       7         2,248,517.59          5.68
10.501 - 10.750                      12         3,779,765.34          9.56
10.751 - 11.000                      27        10,826,433.90         27.37
11.001 - 11.250                      23         8,428,124.45         21.31
11.251 - 11.500                      13         5,405,724.66         13.67
11.501 - 11.750                      13         5,649,667.99         14.28
11.751 - 12.000                       5         2,405,789.67          6.08
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.152% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loan /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
October 1, 2006                       1       $   321,611.36          0.81%
October 1, 2007                       5           956,968.00          2.42
November 1, 2007                      6         1,959,587.15          4.95
December 1, 2007                     13         3,823,828.62          9.67
January 1, 2008                      17         4,991,781.06         12.62
February 1, 2008                      9         1,995,373.00          5.04
March 1, 2008                        28        14,750,782.27         37.29
April 1, 2008                        23        10,752,534.00         27.19
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 34 months.

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

---------------------------------------------------------------------------------
                                                    Aggregate           % of
                                    Number Of   Stated Principal    Cut-Off Date
                                     Mortgage     Balance as of    Pool Principal
Remaining Term (Months)               Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------------
161 - 180                                1       $   321,611.36          0.81%
341 - 360                              101        39,230,854.10         99.19
---------------------------------------------------------------------------------
Total:                                 102       $39,552,465.46        100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

---------------------------------------------------------------------------------
                                                    Aggregate           % of
                                    Number Of   Stated Principal    Cut-Off Date
                                     Mortgage     Balance as of    Pool Principal
Credit Scores                         Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------------
801 - 850                                3       $ 1,038,756.57          2.63%
751 - 800                               21        10,146,390.31         25.65
701 - 750                               24        11,201,728.10         28.32
651 - 700                               39        12,017,505.06         30.38
601 - 650                               13         4,546,655.42         11.50
Not Scored                               2           601,430.00          1.52
---------------------------------------------------------------------------------
Total:                                 102       $39,552,465.46        100.00%
=================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.29% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.91% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                      Collateral Summary   Range (if applicable)
                                      ------------------   ---------------------
Total Outstanding Loan Balance              $438,791,971
Total Number of Loans                                900
Average Loan Principal Balance                  $487,547   $66,500 to $1,470,000
WA Gross Coupon                                   5.056%        3.250% to 6.500%
WA FICO                                              737              622 to 816
WA Original Term (mos.)                              359              180 to 360
WA Remaining Term (mos.)                             359              180 to 360
WA OLTV                                           71.90%         9.02% to 95.00%
WA Months to First Rate                        59 months         45 to 60 months
   Adjustment Date
Gross Margin                                      2.250%
WA Rate Ceiling                                  10.056%       8.250% to 11.500%
Geographic Concentration of         CA            51.44%
Mortgaged Properties (Top 5         FL             9.62%
States) based on the Aggregate      VA             8.53%
Stated Principal Balance            MD             4.18%
                                    NV             2.72%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

---------------------------------------------------------------------------------
                                                    Aggregate           % of
                                    Number Of   Stated Principal    Cut-Off Date
                                     Mortgage     Balance as of    Pool Principal
Occupancy                             Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------------
Primary Residence                      813       $393,967,201.02        89.78%
Second Home                             81         42,340,751.69         9.65
Investor Property                        6          2,484,018.72         0.57
---------------------------------------------------------------------------------
Total:                                 900       $438,791,971.43       100.00%
=================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

---------------------------------------------------------------------------------
                                                    Aggregate           % of
                                    Number Of   Stated Principal    Cut-Off Date
                                     Mortgage     Balance as of    Pool Principal
Property Type                         Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------------
Single Family Residence                507       $252,249,765.41        57.49%
PUD-Detached                           194         99,914,282.72        22.77
Condominium                            149         66,656,301.54        15.19
PUD-Attached                            38         15,298,236.12         3.49
Townhouse                                6          2,073,775.92         0.47
4-Family                                 2          1,051,900.00         0.24
Cooperative                              2            779,709.72         0.18
2-Family                                 2            768,000.00         0.18
---------------------------------------------------------------------------------
Total:                                 900       $438,791,971.43       100.00%
=================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

---------------------------------------------------------------------------------
                                                    Aggregate           % of
                                    Number Of   Stated Principal    Cut-Off Date
                                     Mortgage     Balance as of    Pool Principal
Purpose                               Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------------
Purchase                               560       $271,018,539.24        61.76%
Refinance-Rate/Term                    195         98,088,853.00        22.35
Refinance-Cashout                      145         69,684,579.19        15.88
---------------------------------------------------------------------------------
Total:                                 900       $438,791,971.43       100.00%
=================================================================================

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          442       $225,712,039.86        51.44%
Florida                              88         42,213,097.72         9.62
Virginia                             81         37,433,230.84         8.53
Maryland                             42         18,362,006.67         4.18
Nevada                               22         11,913,256.28         2.72
South Carolina                       27         11,522,482.96         2.63
Illinois                             19         10,499,588.79         2.39
Arizona                              23          9,843,902.55         2.24
District of Columbia                 21          9,396,163.81         2.14
Georgia                              23          9,387,155.81         2.14
North Carolina                       21          8,787,254.21         2.00
Massachusetts                        15          6,505,068.70         1.48
Texas                                10          4,900,192.17         1.12
Washington                            7          3,777,964.85         0.86
New York                              7          3,453,665.10         0.79
Tennessee                             6          3,116,254.09         0.71
Hawaii                                4          2,986,000.00         0.68
Colorado                              6          2,541,806.76         0.58
New Jersey                            5          1,951,839.29         0.44
Oregon                                4          1,843,439.72         0.42
Pennsylvania                          3          1,820,564.00         0.41
Connecticut                           3          1,239,700.00         0.28
Missouri                              3          1,154,356.19         0.26
Michigan                              2          1,125,000.00         0.26
Alabama                               1            950,000.00         0.22
Ohio                                  2            866,789.29         0.20
Wisconsin                             2            718,470.31         0.16
Kansas                                2            698,772.36         0.16
New Mexico                            1            657,600.00         0.15
Kentucky                              1            575,224.11         0.13
New Hampshire                         1            495,920.00         0.11
Oklahoma                              1            486,320.00         0.11
Utah                                  1            454,000.00         0.10
Wyoming                               1            427,509.06         0.10
Minnesota                             1            398,509.39         0.09
Nebraska                              1            334,576.54         0.08
Louisiana                             1            242,250.00         0.06
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.23% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
California State Distribution      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Northern California                 281       $149,587,919.42        66.27%
Southern California                 161         76,124,120.44        33.73
------------------------------------------------------------------------------
Total:                              442       $225,712,039.86       100.00%
==============================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
50,000.01 - 100,000.00                6       $    511,035.77         0.12%
100,000.01 - 150,000.00              12          1,419,337.08         0.32
150,000.01 - 200,000.00              14          2,508,023.59         0.57
200,000.01 - 250,000.00              19          4,348,001.46         0.99
250,000.01 - 300,000.00              13          3,568,916.36         0.81
300,000.01 - 350,000.00              56         19,062,646.02         4.34
350,000.01 - 400,000.00             173         65,701,386.21        14.97
400,000.01 - 450,000.00             150         63,790,779.69        14.54
450,000.01 - 500,000.00             143         68,559,438.62        15.62
500,000.01 - 550,000.00              84         44,315,331.51        10.10
550,000.01 - 600,000.00              69         40,011,124.06         9.12
600,000.01 - 650,000.00              46         29,101,345.12         6.63
650,000.01 - 700,000.00              26         17,579,924.68         4.01
700,000.01 - 750,000.00              24         17,461,067.69         3.98
750,000.01 - 800,000.00              11          8,653,692.00         1.97
800,000.01 - 850,000.00               9          7,371,590.02         1.68
850,000.01 - 900,000.00               9          7,882,354.00         1.80
900,000.01 - 950,000.00               8          7,401,500.00         1.69
950,000.01 - 1,000,000.00            19         18,761,111.40         4.28
1,000,000.01 - 1,500,000.00           9         10,783,366.15         2.46
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $487,547.

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/
------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.01 - 10.00                          1       $    388,000.00         0.09%
15.01 - 20.00                         4          2,707,000.00         0.62
20.01 - 25.00                         4          2,025,000.00         0.46
25.01 - 30.00                         3          1,545,531.10         0.35
30.01 - 35.00                         4          2,575,295.37         0.59
35.01 - 40.00                        13          7,259,580.98         1.65
40.01 - 45.00                         9          5,537,632.07         1.26
45.01 - 50.00                        25         13,078,504.62         2.98
50.01 - 55.00                        25         12,503,293.90         2.85
55.01 - 60.00                        38         18,593,879.76         4.24
60.01 - 65.00                        59         28,888,619.49         6.58
65.01 - 70.00                       112         60,974,498.63        13.90
70.01 - 75.00                        69         35,518,113.94         8.09
75.01 - 80.00                       490        234,515,416.68        53.45
80.01 - 85.00                         3            910,000.00         0.21
85.01 - 90.00                        17          5,624,221.01         1.28
90.01 - 95.00                        24          6,147,383.88         1.40
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.90%.

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.001 - 3.250                         1       $    334,576.54         0.08%
3.251 - 3.500                         1            525,000.00         0.12
3.501 - 3.750                         6          2,287,039.81         0.52
3.751 - 4.000                        13          6,076,867.00         1.38
4.001 - 4.250                        21         10,424,383.31         2.38
4.251 - 4.500                        46         24,289,970.54         5.54
4.501 - 4.750                       131         65,791,888.57        14.99
4.751 - 5.000                       215        103,664,164.42        23.62
5.001 - 5.250                       221        112,426,379.84        25.62
5.251 - 5.500                       156         72,235,116.95        16.46
5.501 - 5.750                        71         32,742,942.81         7.46
5.751 - 6.000                        14          6,939,776.64         1.58
6.001 - 6.250                         1            185,000.00         0.04
6.251 - 6.500                         3            868,865.00         0.20
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.056% per annum.

                   Gross Margin of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               900       $438,791,971.43       100.00%
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.001 - 8.250                         1       $    334,576.54         0.08%
8.251 - 8.500                         1            525,000.00         0.12
8.501 - 8.750                         6          2,287,039.81         0.52
8.751 - 9.000                        13          6,076,867.00         1.38
9.001 - 9.250                        21         10,424,383.31         2.38
9.251 - 9.500                        46         24,289,970.54         5.54
9.501 - 9.750                       131         65,791,888.57        14.99
9.751 - 10.000                      215        103,664,164.42        23.62
10.001 - 10.250                     221        112,426,379.84        25.62
10.251 - 10.500                     156         72,235,116.95        16.46
10.501 - 10.750                      71         32,742,942.81         7.46
10.751 - 11.000                      14          6,939,776.64         1.58
11.001 - 11.250                       1            185,000.00         0.04
11.251 - 11.500                       3            868,865.00         0.20
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.056% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
January 1, 2009                       1       $    337,066.18         0.08%
September 1, 2009                     2            347,000.00         0.08
October 1, 2009                       7          1,525,865.25         0.35
November 1, 2009                     19          5,052,777.83         1.15
December 1, 2009                     36         10,888,762.62         2.48
January 1, 2010                      40         11,769,149.88         2.68
February 1, 2010                     28          6,723,073.21         1.53
March 1, 2010                       305        158,081,019.46        36.03
April 1, 2010                       462        244,067,257.00        55.62
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $  1,243,775.00         0.28%
221 - 240                             1            343,586.50         0.08
341 - 360                           898        437,204,609.93        99.64
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            24       $ 12,271,630.21         2.80%
751 - 800                           367        189,128,166.79        43.10
701 - 750                           273        138,617,126.81        31.59
651 - 700                           183         79,314,057.85        18.08
601 - 650                            51         18,937,305.98         4.32
Not Scored                            2            523,683.79         0.12
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.83% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance          $30,962,859
Total Number of Loans                            64
Average Loan Principal Balance             $483,795   $216,000 to $1,500,000
WA Gross Coupon                              5.378%         4.375% to 6.500%
WA FICO                                         736               625 to 810
WA Original Term (mos.)                         360
WA Remaining Term (mos.)                        359               355 to 360
WA OLTV                                      70.96%         31.58% to 95.00%
WA Months to First Rate
   Adjustment Date                        83 months          79 to 84 months
Gross Margin                                 2.250%
WA Rate Ceiling                             10.378%        9.375% to 11.500%
Geographic Concentration of
Mortgaged Properties (Top 5      CA          39.62%
States) based on the Aggregate   FL          14.27%
Stated Principal Balance         MA           8.89%
                                 AZ           7.45%
                                 VA           6.54%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    59       $28,813,200.85         93.06%
Second Home                           4         1,714,052.38          5.54
Investor Property                     1           435,605.85          1.41
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              36       $17,915,382.53         57.86%
PUD-Detached                         19         9,155,668.74         29.57
Condominium                           8         3,538,006.56         11.43
Cooperative                           1           353,801.25          1.14
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             45       $22,536,249.44         72.78%
Refinance-Cashout                    10         4,398,022.48         14.20
Refinance-Rate/Term                   9         4,028,587.16         13.01
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           24       $12,267,319.41         39.62%
Florida                              10         4,418,289.04         14.27
Massachusetts                         4         2,752,200.00          8.89
Arizona                               4         2,306,500.00          7.45
Virginia                              5         2,023,795.19          6.54
Maryland                              4         1,673,791.94          5.41
Washington                            3         1,344,807.18          4.34
Illinois                              2         1,045,600.00          3.38
District of Columbia                  2           785,982.31          2.54
North Carolina                        2           701,172.76          2.26
Rhode Island                          1           545,600.00          1.76
South Carolina                        1           528,000.00          1.71
New York                              1           353,801.25          1.14
Minnesota                             1           216,000.00          0.70
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.84% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  11       $ 6,178,428.39              50.36%
Southern California                  13         6,088,891.02              49.64
-----------------------------------------------------------------------------------------
Total:                               24       $12,267,319.41             100.00%
=========================================================================================

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
200,000.01 - 250,000.00               2       $   458,250.00          1.48%
300,000.01 - 350,000.00               8         2,750,586.68          8.88
350,000.01 - 400,000.00              13         4,908,840.50         15.85
400,000.01 - 450,000.00              12         5,077,963.26         16.40
450,000.01 - 500,000.00              10         4,773,504.45         15.42
500,000.01 - 550,000.00               6         3,149,173.04         10.17
550,000.01 - 600,000.00               6         3,518,041.15         11.36
600,000.01 - 650,000.00               1           635,000.00          2.05
650,000.01 - 700,000.00               2         1,370,000.00          4.42
800,000.01 - 850,000.00               1           825,000.00          2.66
950,000.01 - 1,000,000.00             2         1,996,500.00          6.45
1,000,000.01 - 1,500,000.00           1         1,500,000.00          4.84
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $483,795.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
30.01 - 35.00                         1       $   600,000.00          1.94%
35.01 - 40.00                         1           499,326.49          1.61
40.01 - 45.00                         1           393,138.00          1.27
45.01 - 50.00                         3         1,325,000.00          4.28
50.01 - 55.00                         3         2,639,000.00          8.52
55.01 - 60.00                         3         1,414,226.68          4.57
60.01 - 65.00                         5         2,208,477.96          7.13
65.01 - 70.00                         5         2,958,247.33          9.55
70.01 - 75.00                         3         1,220,006.71          3.94
75.01 - 80.00                        34        15,998,769.72         51.67
85.01 - 90.00                         3         1,116,349.35          3.61
90.01 - 95.00                         2           590,316.84          1.91
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 70.96%.

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                         2       $   966,526.49          3.12%
4.501 - 4.750                         3         1,677,218.68          5.42
4.751 - 5.000                         5         2,338,772.92          7.55
5.001 - 5.250                        15         7,277,013.44         23.50
5.251 - 5.500                        20        10,130,667.30         32.72
5.501 - 5.750                         9         4,630,584.08         14.96
5.751 - 6.000                         8         3,113,332.32         10.06
6.001 - 6.250                         1           393,138.00          1.27
6.251 - 6.500                         1           435,605.85          1.41
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.378% per annum.

                   Gross Margin of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                64       $30,962,859.08        100.00%
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Rate Ceilings (%)          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.251 - 9.500                         2       $   966,526.49          3.12%
9.501 - 9.750                         3         1,677,218.68          5.42
9.751 - 10.000                        5         2,338,772.92          7.55
10.001 - 10.250                      15         7,277,013.44         23.50
10.251 - 10.500                      20        10,130,667.30         32.72
10.501 - 10.750                       9         4,630,584.08         14.96
10.751 - 11.000                       8         3,113,332.32         10.06
11.001 - 11.250                       1           393,138.00          1.27
11.251 - 11.500                       1           435,605.85          1.41
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.378% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
November 1, 2011                      3       $ 1,049,239.60          3.39%
December 1, 2011                      5         1,621,802.19          5.24
January 1, 2012                       4         1,252,739.78          4.05
February 1, 2012                      2           708,594.38          2.29
March 1, 2012                        24        12,422,653.13         40.12
April 1, 2012                        26        13,907,830.00         44.92
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-D $491,481,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
341 - 360                            64       $30,962,859.08       100.00%
-----------------------------------------------------------------------------
Total:                               64       $30,962,859.08       100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $ 2,432,100.00          7.85%
751 - 800                            27        13,171,388.78         42.54
701 - 750                            14         6,895,711.94         22.27
651 - 700                            12         6,356,341.52         20.53
601 - 650                             6         2,107,316.84          6.81
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

                                   ----------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-D
$491,481,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7 and 3-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

April 11, 2005

--------------------------------------------------------------------------------

                                   ----------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

..   Preliminary Summary of Certificates (To Roll)                         pg. 3

..   Preliminary Summary of Certificates (To Maturity)                     pg. 4

..   Preliminary Summary of Terms                                          pg. 5

..   Preliminary Credit Support                                            pg. 11

..   Preliminary Priority of Distributions                                 pg. 11

..   Preliminary Bond Summary (To Roll)                                    pg. 12

..   Preliminary Bond Summary (To Maturity)                                pg. 15

..   Collateral Characteristics (Group 1)                                  pg. 18

..   Collateral Characteristics (Group 2)                                  pg. 25

..   Collateral Characteristics (Group 3)                                  pg. 33

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

                                                                                           Expected
                                                                     Est.   Est. Prin.   Maturity to               Expected
                          Approx.                                    WAL      Window      Roll @ 25%   Delay        Ratings
Class                    Size /(2)/    Interest - Principal Type    (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
---------------------   -----------   ---------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1                   $36,768,000    Variable - Pass-thru /(3)/    1.91      1 - 34       2/25/08     24        AAA / Aaa
1-A-2                     1,400,000    Variable - Pass-thru /(3)/    1.91      1 - 34       2/25/08     24        AAA / Aa1
2-A-1                   211,717,000    Variable - Pass-thru /(4)/    2.57      1 - 59       3/25/10     24        AAA / Aaa
2-A-2                    54,534,000   Variable - Sequential /(4)/    0.50      1 - 12       4/25/06      0        AAA / Aaa
2-A-3                    21,899,000   Variable - Sequential /(4)/    1.25     12 - 18      10/25/06      0        AAA / Aaa
2-A-4                    37,943,000   Variable - Sequential /(4)/    2.00     18 - 31      11/25/07     24        AAA / Aaa
2-A-5                    23,727,000   Variable - Sequential /(4)/    3.00     31 - 42      10/25/08     24        AAA / Aaa
2-A-6                    24,611,000   Variable - Sequential /(4)/    4.14     42 - 59       3/25/10     24        AAA / Aaa
2-A-7                    49,003,000   Variable - Sequential /(4)/    4.91     59 - 59       3/25/10     24        AAA / Aaa
3-A-1                    29,879,000    Variable - Pass-thru /(5)/    2.91      1 - 83       3/25/12     24        AAA / Aaa
Not Offered Hereunder
B-1                     $ 9,167,000                                                                                    N.A.
B-2                       3,311,000                                                                                    N.A.
B-3                       2,292,000                                                                                    N.A.
B-4                       1,018,000                                                                                    N.A.
B-5                         764,000                                                                                    N.A.
B-6                       1,274,196                                                                                    N.A.
1-A-R                           100                                                                                    N.A.
1-IO                            TBD       Fixed -Interest Only                                                         N.A.

--------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2008, March 2010, and March 2012, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to March 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after March 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

                                                                  Est.     Est. Prin.      Expected                  Expected
                         Approx.                                  WAL        Window         Final       Delay        Ratings
Class                   Size /(1)/   Interest - Principal Type    (yrs)    (mos)/(3)/   Maturity/(2)/    Days   (Fitch/ Moody's)
---------------------   ----------   -------------------------   ------   -----------   -------------   -----   ----------------
Offered Certificates
1-A-1                  $36,768,000   Variable - Pass-thru/(3)/     3.27    1 - 360         4/25/35        24        AAA / Aaa
1-A-2                    1,400,000   Variable - Pass-thru/(3)/     3.27    1 - 360         4/25/35        24        AAA / Aaa
2-A-1                  211,717,000   Variable - Pass-thru/(4)/     3.31    1 - 360         4/25/35        24        AAA / Aaa
2-A-2                   54,534,000   Variable - Sequential/(4)/    0.50     1 - 12         4/25/35         0        AAA / Aaa
2-A-3                   21,899,000   Variable - Sequential/(4)/    1.25    12 - 18         4/25/35         0        AAA / Aaa
2-A-4                   37,943,000   Variable - Sequential/(4)/    2.00    18 - 31         4/25/35        24        AAA / Aaa
2-A-5                   23,727,000   Variable - Sequential/(4)/    3.00    31 - 42         4/25/35        24        AAA / Aaa
2-A-6                   24,611,000   Variable - Sequential/(4)/    4.14    42 - 59         4/25/35        24        AAA / Aaa
2-A-7                   49,003,000   Variable - Sequential/(4)/    8.10   59 - 360         4/25/35        24        AAA / Aaa
3-A-1                   29,879,000   Variable - Pass-thru/(5)/     3.31    1 - 360         4/25/35        24        AAA / Aaa

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window (except with respect to the Sequential Senior
     Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to March 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after March 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.

                                 Mortgage Pass-Through Certificates,
                                 Series 2005-D

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $509,307,296

Securities Offered:              $36,768,000 Class 1-A-1 Certificates
                                 $1,400,000 Class 1-A-2 Certificates
                                 $211,717,000 Class 2-A-1 Certificates
                                 $54,534,000 Class 2-A-2 Certificates
                                 $21,899,000 Class 2-A-3 Certificates
                                 $37,943,000 Class 2-A-4 Certificates
                                 $23,727,000 Class 2-A-5 Certificates
                                 $24,611,000 Class 2-A-6 Certificates
                                 $49,003,000 Class 2-A-7 Certificates
                                 $29,879,000 Class 3-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.37% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.29% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 0.91% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 3 Mortgage Loans
                                 have a fixed interest rate for approximately 7
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 56.83% of
                                 the Group 3 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Expected Pricing Date:           Week of April 11, 2005

Expected Closing Date:           On or about April 28, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day
                                 (First Distribution Date: May 25, 2005)

Cut-Off Date:                    April 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                 2-A-4, 2-A-5, 2-A-6, 2-A-7 and 3-A-1
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6
                                 and 2-A-7

Group 3-A Certificates:          Class 3-A-1

Super Senior Certificates:       Class 1-A-1 Certificates

Super Senior Support             Class 1-A-2 Certificates
Certificates:

Day Count:                       30/360

Group 1, Group 2 and Group 3     25% CPR
Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
Denominations:                           Form           Denominations   Denominations
                                 --------------------   -------------   -------------
  Class A Offered Certificates        Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid Principal Balance as of the
                                 Cut-Off Date ("Cut-Off Date Pool Principal
                                 Balance").
--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 and 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero.
                                 The Senior Principal Distribution Amount for
                                 Group 2 will generally be allocated to the Class 2-A Certificates as follows, concurrently, [50]% to the Class 2-A-1
                                 Certificates, and [50%] to the Class 2-A-2,
                                 2-A-3, 2-A-4, 2-A-5, Class 2-A-6 and 2-A-7
                                 Certificates, sequentially until their class balance has been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1
                                 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, 1-A-2,
                                 2-A-1, 2-A-4, 2-A-5, 2-A-6, 2-A-7, and Class
                                 3-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Regular Interest Accrual
                                 Period"). Interest will accrue on the Class
                                 2-A-2 and 2-A-3 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution
                                 Date occurs (the "Class 2-A-2 Interest Accrual
                                 Period" and "Class 2-A-3 Interest Accrual
                                 Period," respectively, and together with the Regular Interest Accrual Period, an "Interest
                                 Accrual Period"). The initial Class 2-A-2 and
                                 2-A-3 Interest Accrual Period will be deemed to have commenced on April 25, 2005. The initial
                                 Regular Interest Accrual Period will be deemed to have commenced on April 1, 2005. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual
                                 Period are made on the first day of the
                                 Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0006% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2 and Loan Group 3 will be 0.250%
                                 per annum.
--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution
                                 Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage
                                 Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date             Senior Prepayment Percentage
                                 -----------------             ----------------------------
                                 May 2005 through April 2012   100%;
                                 May 2012 through April 2013   the applicable Senior Percentage
                                                               plus, 70% of the applicable
                                                               Subordinate Percentage;
                                 May 2013 through April 2014   the applicable Senior Percentage
                                                               plus, 60% of the applicable
                                                               Subordinate Percentage;
                                 May 2014 through April 2015   the applicable Senior Percentage
                                                               plus, 40% of the applicable
                                                               Subordinate Percentage;
                                 May 2015 through April 2016   the applicable Senior Percentage
                                                               plus, 20% of the applicable
                                                               Subordinate Percentage;
                                 May 2016 and thereafter       the applicable Senior Percentage;

                                 provided, however,

                                 (i)  if on any Distribution Date the
                                      percentage equal to (x) the sum of the
                                      class balances of the Class A
                                      Certificates of all Groups divided by
                                      (y) the aggregate Principal Balance of
                                      all Loan Groups (such percentage, the
                                      "Total Senior Percentage") exceeds such
                                      percentage calculated as of the Closing
                                      Date, then the Senior Prepayment
                                      Percentage for all Loan Groups for such
                                      Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the May 2008
                                      Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal
                                      Balance of all the Loan Groups (the
                                      "Aggregate Subordinate Percentage") is
                                      greater than or equal to twice such
                                      percentage calculated as of the Closing
                                      Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the
                                      applicable Senior Percentage for each
                                      Loan Group plus 50% of the Subordinate
                                      Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the May 2008 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of
                                      the Closing Date, then the Senior
                                      Prepayment Percentage for each Loan
                                      Group for that Distribution Date will
                                      equal the Senior Percentage for each
                                      Loan Group.
--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.50%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.70%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.05%)
                      -------------------------------------
                                    Class B-3                  Order of
        Priority of          Credit Support (0.60%)              Loss
         Payment      -------------------------------------   Allocation
                                    Class B-4
                             Credit Support (0.40%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
 ------------------------------------------------------------------------------
                             First, to the Trustee;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
             Second, to the Class 1-IO Certificates to pay Interest;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
      Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
 ------------------------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                        Mortgae Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                 To Roll /(1)/
--------------------------------------------------------------------------------

1-A-1
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 100-00            4.439       4.416       4.403       4.389       4.373       4.336       4.290
Average Life (Years)       2.601       2.237       2.066       1.905       1.751       1.470       1.218
Modified Duration          2.399       2.070       1.917       1.771       1.632       1.377       1.147
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008
Principal # Months           34          34          34          34          34         34           34

1-A-2
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 99-18             4.621       4.628       4.631       4.636       4.641       4.654       4.672
Average Life (Years)       2.601       2.237       2.066       1.905       1.751       1.470       1.218
Modified Duration          2.395       2.066       1.913       1.766       1.627       1.372       1.142
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008   2/25/2008
Principal # Months           34          34          34          34          34         34           34

2-A-1
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 99-25             4.831       4.822       4.817       4.812       4.806       4.792       4.774
Average Life (Years)       4.277       3.312       2.918       2.570       2.262       1.754       1.360
Modified Duration          3.749       2.936       2.601       2.305       2.041       1.602       1.257
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010
Principal # Months           59          59          59          59          59         59           59

2-A-2
-----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%          40%         50%
-----------------------------------------------------------------------------------------------------------
Yield at 100-14            4.659       4.315       4.135       3.949       3.758        3.354       2.905
Average Life (Years)       2.458       0.849       0.632       0.500       0.411        0.299       0.229
Modified Duration          2.229       0.811       0.608       0.484       0.400        0.292       0.225
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005   5/25/2005
Principal Window End     3/25/2010   1/25/2007   8/25/2006   4/25/2006   2/25/2006   11/25/2005   9/25/2005
Principal # Months          59           21          16          12          10           7           5

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                        Mortgae Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                 To Roll /(1)/
--------------------------------------------------------------------------------

2-A-3
--------------------------------------------------------------------------------------------------------------
CPR                          5%          15%         20%          25%         30%          40%          50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-17            4.735        4.590       4.501        4.408       4.308        4.090        3.850
Average Life (Years)       4.908        2.160       1.595        1.250       1.017        0.721        0.545
Modified Duration          4.281        2.008       1.504        1.189       0.973        0.695        0.529
Principal Window Begin   3/25/2010    1/25/2007   8/25/2006    4/25/2006   2/25/2006   11/25/2005    9/25/2005
Principal Window End     3/25/2010   11/25/2007   3/25/2007   10/25/2006   7/25/2006    2/25/2006   12/25/2005
Principal # Months           1           11           8           7            6           4            4

2-A-4
--------------------------------------------------------------------------------------------------------------
CPR                          5%          15%         20%          25%         30%          40%          50%
--------------------------------------------------------------------------------------------------------------
Yield at 99-31             4.791        4.762       4.731        4.699       4.665        4.590        4.502
Average Life (Years)       4.908        3.470       2.557        2.000       1.625        1.149        0.857
Modified Duration          4.279        3.122       2.351        1.865       1.529        1.094        0.822
Principal Window Begin   3/25/2010   11/25/2007   3/25/2007   10/25/2006   7/25/2006    2/25/2006   12/25/2005
Principal Window End     3/25/2010    9/25/2009   7/25/2008   11/25/2007   5/25/2007   10/25/2006    5/25/2006
Principal # Months           1           23           17          14           11          9             6

2-A-5
--------------------------------------------------------------------------------------------------------------
CPR                          5%         15%          20%          25%         30%          40%          50%
--------------------------------------------------------------------------------------------------------------
Yield at 99-19             4.878       4.878        4.879        4.886       4.892        4.907        4.925
Average Life (Years)       4.908       4.836        3.856        3.000       2.429        1.713        1.271
Modified Duration          4.276       4.219        3.440        2.730       2.240        1.607        1.205
Principal Window Begin   3/25/2010   9/25/2009    7/25/2008   11/25/2007   5/25/2007   10/25/2006    5/25/2006
Principal Window End     3/25/2010   3/25/2010   10/25/2009   10/25/2008   2/25/2008    4/25/2007   10/25/2006
Principal # Months           1           7           16           12           10           7            6

2-A-6
-------------------------------------------------------------------------------------------------------------
CPR                          5%         15%          20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------
Yield at 99-11             4.937       4.937        4.937        4.947       4.966       5.010        5.061
Average Life (Years)       4.908       4.908        4.852        4.140       3.331       2.334        1.731
Modified Duration          4.274       4.274        4.230        3.666       3.006       2.156        1.622
Principal Window Begin   3/25/2010   3/25/2010   10/25/2009   10/25/2008   2/25/2008   4/25/2007   10/25/2006
Principal Window End     3/25/2010   3/25/2010    3/25/2010    3/25/2010   3/25/2009   1/25/2008    4/25/2007
Principal # Months           1           1            6           18           14          10           7

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2008, March 2010 and March 2012 respectively.

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                        Mortgae Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                 To Roll /(1)/
--------------------------------------------------------------------------------

2-A-7
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 99-18             4.886       4.886       4.886       4.886       4.886       4.889       4.895
Average Life (Years)       4.908       4.908       4.908       4.908       4.754       4.030       3.228
Modified Duration          4.276       4.276       4.276       4.276       4.154       3.571       2.905
Principal Window Begin   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2009   1/25/2008   4/25/2007
Principal Window End     3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010   3/25/2010
Principal # Months           1           1           1           1           13          27          36

3-A-1
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%         50%
----------------------------------------------------------------------------------------------------------
Yield at 100-04            5.088       5.049       5.027       5.001       4.972       4.903       4.818
Average Life (Years)       5.664       4.016       3.412       2.907       2.485       1.842       1.389
Modified Duration          4.724       3.430       2.947       2.540       2.196       1.663       1.277
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     3/25/2012   3/25/2012   3/25/2012   3/25/2012   3/25/2012   3/25/2012   3/25/2012
Principal # Months           83          83          83          83          83          83          83

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of February 2008, March 2010 and March 2012 respectively.

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1
----------------------------------------------------------------------------------------------------------
CPR                         5%          15%         20%         25%         30%         40%        50%
----------------------------------------------------------------------------------------------------------
Yield at 100-00            5.304       5.072       4.964       4.862       4.765       4.593       4.443
Average Life (Years)      11.526       5.427       4.128       3.268       2.664       1.881       1.395
Modified Duration          7.689       4.281       3.417       2.800       2.341       1.709       1.294
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   1/25/2032
Principal # Months          360         360         360         360         360         360         321

1-A-2
----------------------------------------------------------------------------------------------------------
CPR                         5%          15%         20%         25%         30%         40%        50%
----------------------------------------------------------------------------------------------------------
Yield at 99-18             5.361       5.174       5.092       5.018       4.952       4.849       4.782
Average Life (Years)      11.526       5.427       4.128       3.268       2.664       1.881       1.395
Modified Duration          7.663       4.262       3.401       2.787       2.329       1.700       1.286
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Principal Window End     4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   1/25/2034   1/25/2028
Principal # Months          360         360         360         360         360         345         273

2-A-1
-----------------------------------------------------------------------------------------------------------
CPR                         5%          15%         20%         25%         30%         40%         50%
-----------------------------------------------------------------------------------------------------------
Yield at 99-25             5.349       5.140       5.058       4.989       4.933       4.851       4.798
Average Life (Years)      11.826       5.525       4.190       3.309       2.691       1.894       1.401
Modified Duration          7.849       4.327       3.440       2.809       2.342       1.704       1.288
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005
Principal Window End     4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   12/25/2033
Principal # Months          360         360         360         360         360         360         344

2-A-2
----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%          40%       50%
----------------------------------------------------------------------------------------------------------
Yield at 100-14            4.660       4.315       4.135       3.949       3.758        3.354      2.905
Average Life (Years)       2.461       0.849       0.632       0.500       0.411        0.299      0.229
Modified Duration          2.232       0.811       0.608       0.484       0.400        0.292      0.225
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005  5/25/2005
Principal Window End     5/25/2010   1/25/2007   8/25/2006   4/25/2006   2/25/2006   11/25/2005  9/25/2005
Principal # Months          61           21         16           12         10           7           5

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

2-A-3
---------------------------------------------------------------------------------------------------------------
CPR                           5%          15%         20%         25%          30%         40%          50%
---------------------------------------------------------------------------------------------------------------
Yield at 100-17             4.917        4.590       4.501       4.408        4.308        4.090        3.850
Average Life (Years)        6.106        2.160       1.595       1.250        1.017        0.721        0.545
Modified Duration           5.169        2.008       1.504       1.189        0.973        0.695        0.529
Principal Window Begin    5/25/2010    1/25/2007   8/25/2006    4/25/2006   2/25/2006   11/25/2005    9/25/2005
Principal Window End      6/25/2012   11/25/2007   3/25/2007   10/25/2006   7/25/2006    2/25/2006   12/25/2005
Principal # Months            26          11           8            7           6            4            4

2-A-4
---------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%         25%          30%         40%          50%
---------------------------------------------------------------------------------------------------------------
Yield at 99-31              5.210        4.762       4.731        4.699       4.665        4.590        4.502
Average Life (Years)        9.203        3.470       2.557        2.000       1.625        1.149        0.857
Modified Duration           7.204        3.122       2.351        1.865       1.529        1.094        0.822
Principal Window Begin    6/25/2012   11/25/2007   3/25/2007   10/25/2006   7/25/2006    2/25/2006   12/25/2005
Principal Window End      9/25/2016    9/25/2009   7/25/2008   11/25/2007   5/25/2007   10/25/2006    5/25/2006
Principal # Months            52           23          17           14          11           9            6

2-A-5
---------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%         25%          30%         40%          50%
---------------------------------------------------------------------------------------------------------------
Yield at 99-19              5.391       4.933        4.879        4.886       4.892        4.907        4.925
Average Life (Years)       13.010       5.212        3.856        3.000       2.429        1.713        1.271
Modified Duration           9.289       4.504        3.440        2.730       2.240        1.607        1.205
Principal Window Begin    9/25/2016   9/25/2009    7/25/2008   11/25/2007   5/25/2007   10/25/2006    5/25/2006
Principal Window End     12/25/2019   4/25/2011   10/25/2009   10/25/2008   2/25/2008    4/25/2007   10/25/2006
Principal # Months           40           20          16           12          10           7             6

2-A-6
--------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%         25%          30%         40%          50%
--------------------------------------------------------------------------------------------------------------
Yield at 99-11              5.479       5.172        4.999        4.947       4.966       5.010        5.061
Average Life (Years)       16.628       7.068        5.303        4.140       3.331       2.334        1.731
Modified Duration          10.887       5.835        4.570        3.666       3.006       2.156        1.622
Principal Window Begin   12/25/2019   4/25/2011   10/25/2009   10/25/2008   2/25/2008   4/25/2007   10/25/2006
Principal Window End     12/25/2023   7/25/2013    7/25/2011    3/25/2010   3/25/2009   1/25/2008    4/25/2007
Principal # Months           49           28          22           18          14          10             7

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

2-A-7
-----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%          50%
-----------------------------------------------------------------------------------------------------------
Yield at 99-18              5.525      5.389       5.297       5.194       5.102       4.988        4.934
Average Life (Years)       23.849      13.203     10.177       8.100       6.609       4.638        3.407
Modified Duration          13.227      9.181       7.618       6.397       5.426       4.006        3.037
Principal Window Begin   2/25/2023   7/25/2013   7/25/2011   3/25/2010   3/25/2009   1/25/2008    4/25/2007
Principal Window End     4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   12/25/2033
Principal # Months          137         262         286         302         314         328          321

3-A-1
-----------------------------------------------------------------------------------------------------------
CPR                          5%         15%         20%         25%         30%         40%          50%
-----------------------------------------------------------------------------------------------------------
Yield at 100-04             5.379      5.202       5.133       5.072       5.017       4.920        4.823
Average Life (Years)       11.891      5.534       4.191       3.306       2.688       1.891        1.399
Modified Duration           7.807      4.290       3.410       2.787       2.325       1.696        1.284
Principal Window Begin   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005    5/25/2005
Principal Window End     4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   4/25/2035   11/25/2031
Principal # Months          360         360         360         360         360         360          319

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.37% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                        Collateral Summary    Range (if applicable)
                                                        ------------------   ----------------------
Total Outstanding Loan Balance                             $39,552,465
Total Number of Loans                                              102
Average Loan Principal Balance                             $   387,769       $105,000 to $1,000,000
WA Gross Coupon                                                 5.152%             4.000% to 6.000%
WA FICO                                                            715                   621 to 837
WA Original Term (mos.)                                            359                   180 to 360
WA Remaining Term (mos.)                                           357                   176 to 360
WA OLTV                                                         74.90%             39.40% to 95.00%
WA Months to First Rate Adjustment Date                      34 months              18 to 36 months
Gross Margin                                                    2.250%
WA Rate Ceiling                                                11.152%           10.000% to 12.000%
Geographic Concentration of Mortgaged Properties   CA           28.33%
(Top 5 States) based on the Aggregate Stated       FL           18.18%
Principal Balance                                  NV            6.41%
                                                   VA            6.32%
                                                   NC            4.59%

--------------------------------------------------------------------------------

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    91       $34,915,252.22         88.28%
Second Home                           8         3,477,563.05          8.79
Investor Property                     3         1,159,650.19          2.93
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              46       $17,662,934.30         44.66%
PUD-Detached                         27        11,998,679.51         30.34
Condominium                          17         6,204,065.89         15.69
PUD-Attached                          5         1,628,845.67          4.12
2-Family                              2           948,000.00          2.40
Townhouse                             4           754,940.09          1.91
4-Family                              1           355,000.00          0.90
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             63       $25,270,759.78         63.89%
Refinance-Rate/Term                  20         7,254,007.02         18.34
Refinance-Cashout                    19         7,027,698.66         17.77
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           26       $11,203,471.56         28.33%
Florida                              18         7,189,073.09         18.18
Nevada                                6         2,537,223.17          6.41
Virginia                              8         2,501,143.82          6.32
North Carolina                        4         1,814,411.36          4.59
Maryland                              6         1,760,025.80          4.45
Arizona                               3         1,308,460.05          3.31
South Carolina                        3         1,290,900.00          3.26
Washington                            3         1,249,876.89          3.16
Illinois                              4         1,018,006.78          2.57
New Jersey                            3           991,116.00          2.51
Georgia                               2           978,572.00          2.47
New York                              2           915,744.00          2.32
Michigan                              2           838,363.08          2.12
Massachusetts                         2           758,626.19          1.92
Texas                                 2           708,680.00          1.79
Colorado                              2           587,924.82          1.49
Oregon                                1           500,000.00          1.26
Missouri                              1           340,868.41          0.86
Indiana                               1           335,941.86          0.85
Utah                                  1           327,587.32          0.83
Ohio                                  1           272,000.00          0.69
Kansas                                1           124,449.26          0.31
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.58% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  18       $ 8,465,871.59              75.56%
Northern California                   8         2,737,599.97              24.44
-----------------------------------------------------------------------------------------
Total:                               26       $11,203,471.56             100.00%
=========================================================================================

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)        Loans        Cut-Off Date         Balance
------------------------------------------------------------------------------
100,000.01 - 150,000.00               6       $   778,249.26          1.97%
150,000.01 - 200,000.00               4           631,349.64          1.60
200,000.01 - 250,000.00               8         1,759,079.84          4.45
250,000.01 - 300,000.00               6         1,631,285.00          4.12
300,000.01 - 350,000.00              21         7,047,091.63         17.82
350,000.01 - 400,000.00              21         7,809,604.73         19.74
400,000.01 - 450,000.00              10         4,318,014.24         10.92
450,000.01 - 500,000.00               9         4,384,526.70         11.09
500,000.01 - 550,000.00               3         1,610,000.00          4.07
550,000.01 - 600,000.00               3         1,712,250.00          4.33
600,000.01 - 650,000.00               6         3,737,472.83          9.45
700,000.01 - 750,000.00               1           739,110.85          1.87
750,000.01 - 800,000.00               2         1,586,644.74          4.01
800,000.01 - 850,000.00               1           807,786.00          2.04
950,000.01 - 1,000,000.00             1         1,000,000.00          2.53
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $387,769.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)              Loans        Cut-Off Date         Balance
------------------------------------------------------------------------------
35.01 - 40.00                         1       $   462,456.42          1.17%
40.01 - 45.00                         2           874,000.00          2.21
45.01 - 50.00                         2           807,525.29          2.04
50.01 - 55.00                         1           335,941.86          0.85
55.01 - 60.00                         3           886,611.36          2.24
60.01 - 65.00                         3         1,456,000.00          3.68
65.01 - 70.00                        15         6,555,014.57         16.57
70.01 - 75.00                        10         3,800,573.39          9.61
75.01 - 80.00                        54        20,899,055.11         52.84
85.01 - 90.00                         7         2,519,973.53          6.37
90.01 - 95.00                         4           955,313.93          2.42
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 74.90%.

                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                         1       $   335,941.86          0.85%
4.001 - 4.250                         1           472,500.00          1.19
4.251 - 4.500                         7         2,248,517.59          5.68
4.501 - 4.750                        12         3,779,765.34          9.56
4.751 - 5.000                        27        10,826,433.90         27.37
5.001 - 5.250                        23         8,428,124.45         21.31
5.251 - 5.500                        13         5,405,724.66         13.67
5.501 - 5.750                        13         5,649,667.99         14.28
5.751 - 6.000                         5         2,405,789.67          6.08
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.152% per annum.

                   Gross Margin of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               102       $39,552,465.46        100.00%
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.751 - 10.000                        1       $   335,941.86          0.85%
10.001 - 10.250                       1           472,500.00          1.19
10.251 - 10.500                       7         2,248,517.59          5.68
10.501 - 10.750                      12         3,779,765.34          9.56
10.751 - 11.000                      27        10,826,433.90         27.37
11.001 - 11.250                      23         8,428,124.45         21.31
11.251 - 11.500                      13         5,405,724.66         13.67
11.501 - 11.750                      13         5,649,667.99         14.28
11.751 - 12.000                       5         2,405,789.67          6.08
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.152% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     First Rate Adjustment        Mortgage     Balance as of    Pool Principal
             Date                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
October 1, 2006                       1       $   321,611.36          0.81%
October 1, 2007                       5           956,968.00          2.42
November 1, 2007                      6         1,959,587.15          4.95
December 1, 2007                     13         3,823,828.62          9.67
January 1, 2008                      17         4,991,781.06         12.62
February 1, 2008                      9         1,995,373.00          5.04
March 1, 2008                        28        14,750,782.27         37.29
April 1, 2008                        23        10,752,534.00         27.19
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 34 months.

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $   321,611.36          0.81%
341 - 360                           101        39,230,854.10         99.19
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             3       $ 1,038,756.57          2.63%
751 - 800                            21        10,146,390.31         25.65
701 - 750                            24        11,201,728.10         28.32
651 - 700                            39        12,017,505.06         30.38
601 - 650                            13         4,546,655.42         11.50
Not Scored                            2           601,430.00          1.52
------------------------------------------------------------------------------
Total:                              102       $39,552,465.46        100.00%
==============================================================================

/(1)/ The scores shown are Bureau  Credit Scores from  Experian  (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.29% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.91% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary   Range (if applicable)
                                          ------------------   ---------------------
Total Outstanding Loan Balance                  $438,791,971
Total Number of Loans                                    900
Average Loan Principal Balance                      $487,547   $66,500 to $1,470,000
WA Gross Coupon                                       5.056%        3.250% to 6.500%
WA FICO                                                  737              622 to 816
WA Original Term (mos.)                                  359              180 to 360
WA Remaining Term (mos.)                                 359              180 to 360
WA OLTV                                               71.90%         9.02% to 95.00%
WA Months to First Rate Adjustment Date            59 months         45 to 60 months
Gross Margin                                          2.250%
WA Rate Ceiling                                      10.056%       8.250% to 11.500%
Geographic Concentration of Mortgaged
Properties (Top 5 States) based on        CA          51.44%
the Aggregate Stated Principal            FL           9.62%
Balance                                   VA           8.53%
                                          MD           4.18%
                                          NV           2.72%

--------------------------------------------------------------------------------

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   813       $393,967,201.02        89.78%
Second Home                          81         42,340,751.69         9.65
Investor Property                     6          2,484,018.72         0.57
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             507       $252,249,765.41        57.49%
PUD-Detached                        194         99,914,282.72        22.77
Condominium                         149         66,656,301.54        15.19
PUD-Attached                         38         15,298,236.12         3.49
Townhouse                             6          2,073,775.92         0.47
4-Family                              2          1,051,900.00         0.24
Cooperative                           2            779,709.72         0.18
2-Family                              2            768,000.00         0.18
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            560       $271,018,539.24        61.76%
Refinance-Rate/Term                 195         98,088,853.00        22.35
Refinance-Cashout                   145         69,684,579.19        15.88
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Geographic Area             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          442       $225,712,039.86        51.44%
Florida                              88         42,213,097.72         9.62
Virginia                             81         37,433,230.84         8.53
Maryland                             42         18,362,006.67         4.18
Nevada                               22         11,913,256.28         2.72
South Carolina                       27         11,522,482.96         2.63
Illinois                             19         10,499,588.79         2.39
Arizona                              23          9,843,902.55         2.24
District of Columbia                 21          9,396,163.81         2.14
Georgia                              23          9,387,155.81         2.14
North Carolina                       21          8,787,254.21         2.00
Massachusetts                        15          6,505,068.70         1.48
Texas                                10          4,900,192.17         1.12
Washington                            7          3,777,964.85         0.86
New York                              7          3,453,665.10         0.79
Tennessee                             6          3,116,254.09         0.71
Hawaii                                4          2,986,000.00         0.68
Colorado                              6          2,541,806.76         0.58
New Jersey                            5          1,951,839.29         0.44
Oregon                                4          1,843,439.72         0.42
Pennsylvania                          3          1,820,564.00         0.41
Connecticut                           3          1,239,700.00         0.28
Missouri                              3          1,154,356.19         0.26
Michigan                              2          1,125,000.00         0.26
Alabama                               1            950,000.00         0.22
Ohio                                  2            866,789.29         0.20
Wisconsin                             2            718,470.31         0.16
Kansas                                2            698,772.36         0.16
New Mexico                            1            657,600.00         0.15
Kentucky                              1            575,224.11         0.13
New Hampshire                         1            495,920.00         0.11
Oklahoma                              1            486,320.00         0.11
Utah                                  1            454,000.00         0.10
Wyoming                               1            427,509.06         0.10
Minnesota                             1            398,509.39         0.09
Nebraska                              1            334,576.54         0.08
Louisiana                             1            242,250.00         0.06
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.23% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
 California State Distribution     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Northern California                 281       $149,587,919.42        66.27%
Southern California                 161         76,124,120.44        33.73
------------------------------------------------------------------------------
Total:                              442       $225,712,039.86       100.00%
==============================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
50,000.01 - 100,000.00                6       $    511,035.77         0.12%
100,000.01 - 150,000.00              12          1,419,337.08         0.32
150,000.01 - 200,000.00              14          2,508,023.59         0.57
200,000.01 - 250,000.00              19          4,348,001.46         0.99
250,000.01 - 300,000.00              13          3,568,916.36         0.81
300,000.01 - 350,000.00              56         19,062,646.02         4.34
350,000.01 - 400,000.00             173         65,701,386.21        14.97
400,000.01 - 450,000.00             150         63,790,779.69        14.54
450,000.01 - 500,000.00             143         68,559,438.62        15.62
500,000.01 - 550,000.00              84         44,315,331.51        10.10
550,000.01 - 600,000.00              69         40,011,124.06         9.12
600,000.01 - 650,000.00              46         29,101,345.12         6.63
650,000.01 - 700,000.00              26         17,579,924.68         4.01
700,000.01 - 750,000.00              24         17,461,067.69         3.98
750,000.01 - 800,000.00              11          8,653,692.00         1.97
800,000.01 - 850,000.00               9          7,371,590.02         1.68
850,000.01 - 900,000.00               9          7,882,354.00         1.80
900,000.01 - 950,000.00               8          7,401,500.00         1.69
950,000.01 - 1,000,000.00            19         18,761,111.40         4.28
1,000,000.01 - 1,500,000.00           9         10,783,366.15         2.46
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $487,547.

                                                                              28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
   Original Loan-To-Value         Mortgage     Balance as of    Pool Principal
         Ratios (%)                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.01 - 10.00                          1       $    388,000.00         0.09%
15.01 - 20.00                         4          2,707,000.00         0.62
20.01 - 25.00                         4          2,025,000.00         0.46
25.01 - 30.00                         3          1,545,531.10         0.35
30.01 - 35.00                         4          2,575,295.37         0.59
35.01 - 40.00                        13          7,259,580.98         1.65
40.01 - 45.00                         9          5,537,632.07         1.26
45.01 - 50.00                        25         13,078,504.62         2.98
50.01 - 55.00                        25         12,503,293.90         2.85
55.01 - 60.00                        38         18,593,879.76         4.24
60.01 - 65.00                        59         28,888,619.49         6.58
65.01 - 70.00                       112         60,974,498.63        13.90
70.01 - 75.00                        69         35,518,113.94         8.09
75.01 - 80.00                       490        234,515,416.68        53.45
80.01 - 85.00                         3            910,000.00         0.21
85.01 - 90.00                        17          5,624,221.01         1.28
90.01 - 95.00                        24          6,147,383.88         1.40
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.90%.

                                                                              29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.001 - 3.250                         1       $    334,576.54         0.08%
3.251 - 3.500                         1            525,000.00         0.12
3.501 - 3.750                         6          2,287,039.81         0.52
3.751 - 4.000                        13          6,076,867.00         1.38
4.001 - 4.250                        21         10,424,383.31         2.38
4.251 - 4.500                        46         24,289,970.54         5.54
4.501 - 4.750                       131         65,791,888.57        14.99
4.751 - 5.000                       215        103,664,164.42        23.62
5.001 - 5.250                       221        112,426,379.84        25.62
5.251 - 5.500                       156         72,235,116.95        16.46
5.501 - 5.750                        71         32,742,942.81         7.46
5.751 - 6.000                        14          6,939,776.64         1.58
6.001 - 6.250                         1            185,000.00         0.04
6.251 - 6.500                         3            868,865.00         0.20
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.056% per annum.

                   Gross Margin of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               900       $438,791,971.43       100.00%
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

                                                                              30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.001 - 8.250                         1       $    334,576.54         0.08%
8.251 - 8.500                         1            525,000.00         0.12
8.501 - 8.750                         6          2,287,039.81         0.52
8.751 - 9.000                        13          6,076,867.00         1.38
9.001 - 9.250                        21         10,424,383.31         2.38
9.251 - 9.500                        46         24,289,970.54         5.54
9.501 - 9.750                       131         65,791,888.57        14.99
9.751 - 10.000                      215        103,664,164.42        23.62
10.001 - 10.250                     221        112,426,379.84        25.62
10.251 - 10.500                     156         72,235,116.95        16.46
10.501 - 10.750                      71         32,742,942.81         7.46
10.751 - 11.000                      14          6,939,776.64         1.58
11.001 - 11.250                       1            185,000.00         0.04
11.251 - 11.500                       3            868,865.00         0.20
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.056% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
January 1, 2009                       1          $337,066.18          0.08%
September 1, 2009                     2           347,000.00          0.08
October 1, 2009                       7         1,525,865.25          0.35
November 1, 2009                     19         5,052,777.83          1.15
December 1, 2009                     36        10,888,762.62          2.48
January 1, 2010                      40        11,769,149.88          2.68
February 1, 2010                     28         6,723,073.21          1.53
March 1, 2010                       305       158,081,019.46         36.03
April 1, 2010                       462       244,067,257.00         55.62
--------------------------------------------------------------------------------
Total:                              900      $438,791,971.43        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                                                              31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1        $ 1,243,775.00         0.28%
221 - 240                             1            343,586.50         0.08
341 - 360                           898       $437,204,609.93        99.64
--------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            24       $ 12,271,630.21         2.80%
751 - 800                           367        189,128,166.79        43.10
701 - 750                           273        138,617,126.81        31.59
651 - 700                           183         79,314,057.85        18.08
601 - 650                            51         18,937,305.98         4.32
Not Scored                            2            523,683.79         0.12
------------------------------------------------------------------------------
Total:                              900       $438,791,971.43       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.83% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------   ----------------------
Total Outstanding Loan Balance                   $30,962,859
Total Number of Loans                                     64
Average Loan Principal Balance                      $483,795   $216,000 to $1,500,000
WA Gross Coupon                                       5.378%         4.375% to 6.500%
WA FICO                                                  736               625 to 810
WA Original Term (mos.)                                  360
WA Remaining Term (mos.)                                 359               355 to 360
WA OLTV                                               70.96%         31.58% to 95.00%
WA Months to First Rate Adjustment Date            83 months          79 to 84 months
Gross Margin                                          2.250%
WA Rate Ceiling                                      10.378%        9.375% to 11.500%
Geographic Concentration of Mortgaged
Properties (Top 5 States) based on        CA          39.62%
the Aggregate Stated Principal            FL          14.27%
Balance                                   MA           8.89%
                                          AZ           7.45%
                                          VA           6.54%

                                                                              33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    59       $28,813,200.85         93.06%
Second Home                           4         1,714,052.38          5.54
Investor Property                     1           435,605.85          1.41
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              36       $17,915,382.53         57.86%
PUD-Detached                         19         9,155,668.74         29.57
Condominium                           8         3,538,006.56         11.43
Cooperative                           1           353,801.25          1.14
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             45       $22,536,249.44         72.78%
Refinance-Cashout                    10         4,398,022.48         14.20
Refinance-Rate/Term                   9         4,028,587.16         13.01
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

                                                                              34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           24       $12,267,319.41         39.62%
Florida                              10         4,418,289.04         14.27
Massachusetts                         4         2,752,200.00          8.89
Arizona                               4         2,306,500.00          7.45
Virginia                              5         2,023,795.19          6.54
Maryland                              4         1,673,791.94          5.41
Washington                            3         1,344,807.18          4.34
Illinois                              2         1,045,600.00          3.38
District of Columbia                  2           785,982.31          2.54
North Carolina                        2           701,172.76          2.26
Rhode Island                          1           545,600.00          1.76
South Carolina                        1           528,000.00          1.71
New York                              1           353,801.25          1.14
Minnesota                             1           216,000.00          0.70
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.84% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  11       $ 6,178,428.39              50.36%
Southern California                  13         6,088,891.02              49.64
-----------------------------------------------------------------------------------------
Total:                               24       $12,267,319.41             100.00%
=========================================================================================

                                                                              35

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Loan          Mortgage     Balance as of    Pool Principal
   Principal Balances ($)          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
200,000.01 - 250,000.00               2       $   458,250.00          1.48%
300,000.01 - 350,000.00               8         2,750,586.68          8.88
350,000.01 - 400,000.00              13         4,908,840.50         15.85
400,000.01 - 450,000.00              12         5,077,963.26         16.40
450,000.01 - 500,000.00              10         4,773,504.45         15.42
500,000.01 - 550,000.00               6         3,149,173.04         10.17
550,000.01 - 600,000.00               6         3,518,041.15         11.36
600,000.01 - 650,000.00               1           635,000.00          2.05
650,000.01 - 700,000.00               2         1,370,000.00          4.42
800,000.01 - 850,000.00               1           825,000.00          2.66
950,000.01 - 1,000,000.00             2         1,996,500.00          6.45
1,000,000.01 - 1,500,000.00           1         1,500,000.00          4.84
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $483,795.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
30.01 - 35.00                         1       $   600,000.00          1.94%
35.01 - 40.00                         1           499,326.49          1.61
40.01 - 45.00                         1           393,138.00          1.27
45.01 - 50.00                         3         1,325,000.00          4.28
50.01 - 55.00                         3         2,639,000.00          8.52
55.01 - 60.00                         3         1,414,226.68          4.57
60.01 - 65.00                         5         2,208,477.96          7.13
65.01 - 70.00                         5         2,958,247.33          9.55
70.01 - 75.00                         3         1,220,006.71          3.94
75.01 - 80.00                        34        15,998,769.72         51.67
85.01 - 90.00                         3         1,116,349.35          3.61
90.01 - 95.00                         2           590,316.84          1.91
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 70.96%.

                                                                              36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                         2       $   966,526.49          3.12%
4.501 - 4.750                         3         1,677,218.68          5.42
4.751 - 5.000                         5         2,338,772.92          7.55
5.001 - 5.250                        15         7,277,013.44         23.50
5.251 - 5.500                        20        10,130,667.30         32.72
5.501 - 5.750                         9         4,630,584.08         14.96
5.751 - 6.000                         8         3,113,332.32         10.06
6.001 - 6.250                         1           393,138.00          1.27
6.251 - 6.500                         1           435,605.85          1.41
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.378% per annum.

                   Gross Margin of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------

2.250                                64       $30,962,859.08        100.00%
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

                                                                              37

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.251 - 9.500                         2       $   966,526.49          3.12%
9.501 - 9.750                         3         1,677,218.68          5.42
9.751 - 10.000                        5         2,338,772.92          7.55
10.001 - 10.250                      15         7,277,013.44         23.50
10.251 - 10.500                      20        10,130,667.30         32.72
10.501 - 10.750                       9         4,630,584.08         14.96
10.751 - 11.000                       8         3,113,332.32         10.06
11.001 - 11.250                       1           393,138.00          1.27
11.251 - 11.500                       1           435,605.85          1.41
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.378% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     First Rate Adjustment        Mortgage     Balance as of    Pool Principal
             Date                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
November 1, 2011                      3       $ 1,049,239.60          3.39%
December 1, 2011                      5         1,621,802.19          5.24
January 1, 2012                       4         1,252,739.78          4.05
February 1, 2012                      2           708,594.38          2.29
March 1, 2012                        24        12,422,653.13         40.12
April 1, 2012                        26        13,907,830.00         44.92
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                                                              38

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

              Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                            64       $30,962,859.08        100.00%
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $ 2,432,100.00          7.85%
751 - 800                            27        13,171,388.78         42.54
701 - 750                            14         6,895,711.94         22.27
651 - 700                            12         6,356,341.52         20.53
601 - 650                             6         2,107,316.84          6.81
------------------------------------------------------------------------------
Total:                               64       $30,962,859.08        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              39

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                                                                      Exhibit 99

                            Global Structured Finance

                                  BoAMS 2005-D
                                   Total Pool
                            Collateral Summary Report

                                Apr 5, 2005 17:22

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $509,307,295.97
Loan Count: 1,066
Percent IO: 67.22%
Cut-off Date: 2005-04-01
Avg. Loan Balance: $477,774.20
Avg. Orig. Balance: $478,268.92
Accelerated Docs: 58.72%
W.A. FICO: 735
W.A. Orig. LTV: 72.08%
W.A. Cut-Off LTV: 72.03%
W.A. Gross Coupon: 5.083%
W.A. Net Coupon: 4.823%
W.A. Svcg Fee: 0.260%
W.A. Trustee Fee: 0.0006
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 3.51%
% over 100 OLTV: 0.00%
% with PMI: 3.51%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.49%
W.A. MI Adjusted LTV: 71.18%
% Second Lien: 0.00%
% with Prepay Penalty: 0.78%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.06%
% IO: 67.22%

* FICO not available for 4 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

Original Balance               Percent
----------------               -------
<= $250,000                      2.42%
$250,001 - $350,000              6.28
$350,001 - $450,000             30.20
$450,001 - $550,000             24.89
$550,001 - $650,000             15.46
$650,001 - $750,000              7.29
$750,001 - $850,000              3.78
$850,001 - $950,000              3.00
$950,001 - $1,050,000            4.48
$1,050,001 - $1,150,000          0.45
$1,150,001 - $1,250,000          1.18
>= $1,250,001                    0.58
                               ------
Total:                         100.00%
                               ======
Average: $478,268.92
Lowest: $66,500.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance                Percent
---------------                -------
<= $250,000                      2.44%
$250,001 - $350,000              6.69
$350,001 - $450,000             29.77
$450,001 - $550,000             24.89
$550,001 - $650,000             15.46
$650,001 - $750,000              7.29
$750,001 - $850,000              3.78
$850,001 - $950,000              3.00
$950,001 - $1,050,000            4.48
$1,050,001 - $1,150,000          0.45
$1,150,001 - $1,250,000          1.18
>= $1,250,001                    0.58
                               ------
Total:                         100.00%
                               ======

Average: $477,774.20
Lowest: $66,500.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

Lien Position                  Percent
-------------                  -------
1                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

5. Buydown Agreement

Buydown Agreement              Percent
-----------------              -------
N                               99.93%
Y                                0.07
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

6. Loan Type

Loan Type                      Percent
---------                      -------
Conventional w/ PMI              3.51%
Conventional w/o PMI            96.49
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

7. Coupon

Coupon                         Percent
------                         -------
3.001 - 3.250                    0.07%
3.251 - 3.500                    0.10
3.501 - 3.750                    0.45
3.751 - 4.000                    1.26
4.001 - 4.250                    2.14
4.251 - 4.500                    5.40
4.501 - 4.750                   13.99
4.751 - 5.000                   22.94
5.001 - 5.250                   25.16
5.251 - 5.500                   17.23
5.501 - 5.750                    8.45
5.751 - 6.000                    2.45
6.001 - 6.250                    0.11
6.251 - 6.500                    0.26
                               ------
Total:                         100.00%
                               ======

W.A.: 5.083%
Lowest: 3.250%
Highest: 6.500%

--------------------------------------------------------------------------------

8. Credit Score

Credit Score                   Percent
------------                   -------
800 - 849                        3.53%
750 - 799                       42.38
700 - 749                       29.85
650 - 699                       19.38
600 - 649                        4.64
Not Scored                       0.22
                               ------
Total:                         100.00%
                               ======

W.A.: 735
Lowest: 621
Highest: 837

--------------------------------------------------------------------------------

9. PMI Providers

PMI Providers                  Percent
-------------                  -------
NONE                            96.49%
UGRIC                            1.00
RMIC                             0.72
RGIC                             0.56
GEMIC                            0.55
PMIC                             0.44
MGIC                             0.18
TGIC                             0.06
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

10. Product Type

Product Type                   Percent
------------                   -------
2/13 12 MO LIBOR                 0.06%
3YR IO 12 MO LIBOR               4.07
3/27 12 MO LIBOR                 3.64
4/26 12 MO LIBOR                 0.07
5YR IO 12 MO LIBOR              59.70
5/10 12 MO LIBOR                 0.24
5/15 12 MO LIBOR                 0.07
5/25 12 MO LIBOR                26.08
7YR IO 12 MO LIBOR               3.45
7/23 12 MO LIBOR                 2.62
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

11. Index

Index                          Percent
-----                          -------
12ML                           100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

12. Loan Purpose

Loan Purpose                   Percent
------------                   -------
Purchase                        62.60%
Refinance-Rate/Term             21.47
Refinance-Cashout               15.93
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

13. Times 30 Days DLQ

Times 30 Days DLQ              Percent
-----------------              -------
0                               99.89%
1                                0.11
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

14. Property Type

Property Type                  Percent
-------------                  -------
SFR                             56.51%
PUD Detach                      23.77
Condo                           15.00
PUD Attach                       3.32
Townhouse                        0.56
2-Family                         0.34
4-Family                         0.28
Cooperative                      0.22
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

15. Occupancy Status

Occupancy Status               Percent
----------------               -------
Primary                         89.87%
Secondary                        9.33
Investor                         0.80
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

16. Documentation

Documentation                  Percent
----------------               -------
Standard                        41.28%
Rapid                           33.67
Reduced                         24.71
All Ready Home                   0.34
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

17. State

State                          Percent
-----                          -------
California                      48.93%
Florida                         10.57
Virginia                         8.24
Maryland                         4.28
Nevada                           2.84
Other                           25.15
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

18. California

California                     Percent
----------                     -------
Northern California             63.61%
Southern California             36.39
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

19. Zip Code

Zip Code                       Percent
--------                       -------
94002                            1.06%
34145                            0.97
94010                            0.86
94558                            0.65
94538                            0.64
Other                           95.83
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

20. Convertible Flag

Convertible Flag               Percent
----------------               -------
N                               99.87%
Y                                0.13
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

21. Delinquency*

Delinquency*                   Percent
------------                   -------
0-29 days                      100.00%
                               ------
Total:                         100.00%
                               ======

* MBA method

--------------------------------------------------------------------------------

22. OLTV

OLTV                           Percent
----                           -------
<= 20.00                         0.61%
20.01 - 30.00                    0.70
30.01 - 40.00                    2.24
40.01 - 50.00                    4.32
50.01 - 60.00                    7.14
60.01 - 70.00                   20.23
70.01 - 80.00                   61.25
>= 80.01                         3.51
                               ------
Total:                         100.00%
                               ======

W.A.: 72.08%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

Cut-Off LTV                    Percent
-----------                    -------
<= 20.00                         0.61%
20.01 - 30.00                    0.72
30.01 - 40.00                    2.24
40.01 - 50.00                    4.39
50.01 - 60.00                    7.08
60.01 - 70.00                   20.23
70.01 - 80.00                   61.23
>= 80.01                         3.51
                               ------
Total:                         100.00%
                               ======

W.A.: 72.03%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term        Percent
-----------------------        -------
0                               99.22%
36                               0.78
                               ------
Total:                         100.00%
                               ======

W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty             Percent
------------------             -------
2%ofPPAmnt>20%                   0.78%
NONE                            99.22
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

26. Original Term

Original Term                  Percent
-------------                  -------
180                              0.31%
240                              0.07
360                             99.63
                               ------
Total:                         100.00%
                               ======

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

Cut-Off Remaining Term         Percent
----------------------         -------
240 or less                      0.37%
349 - 354                        0.62
355 - 360                       99.00
                               ------
Total:                         100.00%
                               ======

W.A.: 358.6 months
Lowest: 176 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

Cutoff Loan Age                Percent
---------------                -------
0                               52.76%
1 - 6                           47.10
7 - 12                           0.13
                               ------
Total:                         100.00%
                               ======

W.A.: 0.8 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

29. Gross Margin

Gross Margin                   Percent
------------                   -------
2.250                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

Initial Cap (ARMs)             Percent
------------------             -------
2.000                            7.77%
5.000                           92.23
                               ------
Total:                         100.00%
                               ======

W.A.: 4.767%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

Periodic Cap (ARMs)            Percent
-------------------            -------
2.000                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

Maximum Rate (ARMs)            Percent
-------------------            -------
8.001 - 9.000                    1.81%
9.001 - 10.000                  41.13
10.001 - 11.000                 52.39
11.001 - 12.000                  4.67
                               ------
Total:                         100.00%
                               ======

W.A.: 10.160%
Lowest: 8.250%
Highest: 12.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

Cutoff Rollterm                Percent
---------------                -------
13 - 18                          0.06%
25 - 30                          0.19
31 - 36                          7.51
43 - 48                          0.07
49 - 54                          0.37
55 - 60                         85.72
79 - 84                          6.08
                               ------
Total:                         100.00%
                               ======

W.A.: 58.8 months
Lowest: 18 months
Highest: 84 months

--------------------------------------------------------------------------------

34. Buydowns

Buydowns                       Percent
--------                       -------
N                               99.93%
Y                                0.07
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-D
                                    3-1 ARMs
                            Collateral Summary Report

                                Apr 4, 2005 21:04

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $39,552,465.46
Loan Count: 102
Percent IO: 52.37%
Cut-off Date: 2005-04-01
Avg. Loan Balance: $387,769.27
Avg. Orig. Balance: $388,258.08
Accelerated Docs: 47.01%
W.A. FICO: 715
W.A. Orig. LTV: 74.90%
W.A. Cut-Off LTV: 74.81%
W.A. Gross Coupon: 5.152%
W.A. Net Coupon: 4.777%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee:  0.0006
W.A. Orig. Term: 359 months
W.A. Rem. Term: 357 months
W.A. Age: 2 months
% over 80 OLTV: 8.79%
% over 100 OLTV: 0.00%
% with PMI: 8.79%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.37%
W.A. MI Adjusted LTV: 72.70%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.58%

* FICO not available for 2 loans, or 1.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

Original Balance               Percent
----------------               -------
<= $250,000                      8.01%
$250,001 - $350,000             21.94
$350,001 - $450,000             30.66
$450,001 - $550,000             15.16
$550,001 - $650,000             13.78
$650,001 - $750,000              1.87
$750,001 - $850,000              6.05
$950,001 - $1,050,000            2.53
                               ------
Total:                         100.00%
                               ======

Average: $388,258.08
Lowest: $105,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance                Percent
---------------                -------
<= $250,000                      8.01%
$250,001 - $350,000             21.94
$350,001 - $450,000             30.66
$450,001 - $550,000             15.16
$550,001 - $650,000             13.78
$650,001 - $750,000              1.87
$750,001 - $850,000              6.05
$950,001 - $1,050,000            2.53
                               ------
Total:                         100.00%
                               ======

Average: $387,769.27
Lowest: $105,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

Lien Position                  Percent
-------------                  -------
1                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

5. Coupon

Coupon                         Percent
------                         -------
3.751 - 4.000                    0.85%
4.001 - 4.250                    1.19
4.251 - 4.500                    5.68
4.501 - 4.750                    9.56
4.751 - 5.000                   27.37
5.001 - 5.250                   21.31
5.251 - 5.500                   13.67
5.501 - 5.750                   14.28
5.751 - 6.000                    6.08
                               ------
Total:                         100.00%
                               ======

W.A.: 5.152%
Lowest: 4.000%
Highest: 6.000%

--------------------------------------------------------------------------------

6. Credit Score

Credit Score                   Percent
------------                   -------
800 - 849                        2.63%
750 - 799                       28.65
700 - 749                       25.32
650 - 699                       32.37
600 - 649                        9.50
Not Scored                       1.52
                               ------
Total:                         100.00%
                               ======

W.A.: 715
Lowest: 621
Highest: 837

--------------------------------------------------------------------------------

7. PMI Providers

PMI Providers                  Percent
-------------                  -------
NONE                            91.21%
RMIC                             2.74
UGRIC                            2.54
GEMIC                            1.55
RGIC                             0.89
MGIC                             0.76
PMIC                             0.31
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

8. Product Type

Product Type                   Percent
------------                   -------
3YR IO 12 MO LIBOR              52.37%
3/27 12 MO LIBOR                46.81
2/13 12 MO LIBOR                 0.81
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

9. Index

Index                          Percent
-----                          -------
12ML                           100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

10. Loan Purpose

Loan Purpose                   Percent
------------                   -------
Purchase                        63.89%
Refinance-Rate/Term             18.34
Refinance-Cashout               17.77
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

11. Loan Type

Loan Type                      Percent
---------                      -------
Conventional w/ PMI              8.79%
Conventional w/o PMI            91.21
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

12. Property Type

Property Type                  Percent
-------------                  -------
SFR                             44.66%
PUD Detach                      30.34
Condo                           15.69
PUD Attach                       4.12
2-Family                         2.40
Townhouse                        1.91
4-Family                         0.90
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status               Percent
----------------               -------
Primary                         88.28%
Secondary                        8.79
Investor                         2.93
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

14. Documentation

Documentation                  Percent
-------------                  -------
Standard                        52.99%
Rapid                           31.89
Reduced                         15.12
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

15. State

State                          Percent
-----                          -------
California                      28.33%
Florida                         18.18
Nevada                           6.41
Virginia                         6.32
North Carolina                   4.59
Other                           36.17
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

16. California

California                     Percent
----------                     -------
Northern California             24.44%
Southern California             75.56
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                       Percent
--------                       -------
34145                            4.58%
89141                            2.60
92007                            2.53
92009                            2.04
89052                            2.02
Other                           86.23
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag               Percent
----------------               -------
N                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement              Percent
-----------------              -------
N                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

20. OLTV

OLTV                           Percent
----                           -------
35.01 - 40.00                    1.17%
40.01 - 45.00                    2.21
45.01 - 50.00                    2.04
50.01 - 55.00                    0.85
55.01 - 60.00                    2.24
60.01 - 65.00                    3.68
65.01 - 70.00                   16.57
70.01 - 75.00                    9.61
75.01 - 80.00                   52.84
85.01 - 90.00                    6.37
90.01 - 95.00                    2.42
                               ------
Total:                         100.00%
                               ======

W.A.: 74.90%
Lowest: 39.40%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

Cut-Off LTV                    Percent
-----------                    -------
35.01 - 40.00                    1.17%
40.01 - 45.00                    2.21
45.01 - 50.00                    2.89
55.01 - 60.00                    2.24
60.01 - 65.00                    3.68
65.01 - 70.00                   16.57
70.01 - 75.00                    9.61
75.01 - 80.00                   52.84
85.01 - 90.00                    6.37
90.01 - 95.00                    2.42
                               ------
Total:                         100.00%
                               ======

W.A.: 74.81%
Lowest: 39.36%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

Delinquency*                   Percent
------------                   -------
0-29 days                      100.00%
                               ------
Total:                         100.00%
                               ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

Times 30 Days DLQ              Percent
-----------------              -------
0                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term        Percent
-----------------------        -------
0                              100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty             Percent
------------------             -------
NONE                           100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

26. Original Term

Original Term                  Percent
-------------                  -------
180                              0.81%
360                             99.19
                               ------
Total:                         100.00%
                               ======

W.A.: 358.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

Cut-Off Remaining Term         Percent
----------------------         -------
175 - 180                        0.81%
349 - 354                        2.42
355 - 360                       96.77
                               ------
Total:                         100.00%
                               ======

W.A.: 356.9 months
Lowest: 176 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

Cutoff Loan Age                Percent
---------------                -------
0                               27.19%
1 - 6                           72.81
                               ------
Total:                         100.00%
                               ======

W.A.: 1.7 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

29. Gross Margin

Gross Margin                   Percent
------------                   -------
2.250                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

Initial Cap (ARMs)             Percent
------------------             -------
2.000                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

Periodic Cap (ARMs)            Percent
-------------------            -------
2.000                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

Maximum Rate (ARMs)            Percent
-------------------            -------
9.001 - 10.000                   0.85%
10.001 - 11.000                 43.81
11.001 - 12.000                 55.34
                               ------
Total:                         100.00%
                               ======

W.A.: 11.152%
Lowest: 10.000%
Highest: 12.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

Cutoff Rollterm                Percent
---------------                -------
13 - 18                          0.81%
25 - 30                          2.42
31 - 36                         96.77
                               ------
Total:                         100.00%
                               ======

W.A.: 34.2 months
Lowest: 18 months
Highest: 36 months


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-D
                                    5-1 ARMs
                            Collateral Summary Report

                                Apr 4, 2005 21:09
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $438,791,971.43
Loan Count: 900
Percent IO: 69.29%
Cut-off Date: 2005-04-01
Avg. Loan Balance: $487,546.63
Avg. Orig. Balance: $488,053.58
Accelerated Docs: 60.32%
W.A. FICO: 737
W.A. Orig. LTV: 71.90%
W.A. Cut-Off LTV: 71.86%
W.A. Gross Coupon: 5.056%
W.A. Net Coupon: 4.805%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0006
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.89%
% over 100 COLTV: 0.00%
% with PMI: 2.89%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.49%
W.A. MI Adjusted LTV: 71.15%
% Second Lien: 0.00%
% with Prepay Penalty: 0.91%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.23%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

Original Balance               Percent
----------------               -------
<= $250,000                      1.98%
$250,001 - $350,000              4.84
$350,001 - $450,000             29.85
$450,001 - $550,000             25.72
$550,001 - $650,000             15.75
$650,001 - $750,000              7.99
$750,001 - $850,000              3.65
$850,001 - $950,000              3.48
$950,001 - $1,050,000            4.51
$1,050,001 - $1,150,000          0.52
$1,150,001 - $1,250,000          1.36
>= $1,250,001                    0.34
                               ------
Total:                         100.00%
                               ======

Average: $488,053.58
Lowest: $66,500.00
Highest: $1,470,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance                Percent
---------------                -------
<= $250,000                      2.00%
$250,001 - $350,000              5.16
$350,001 - $450,000             29.51
$450,001 - $550,000             25.72
$550,001 - $650,000             15.75
$650,001 - $750,000              7.99
$750,001 - $850,000              3.65
$850,001 - $950,000              3.48
$950,001 - $1,050,000            4.51
$1,050,001 - $1,150,000          0.52
$1,150,001 - $1,250,000          1.36
>= $1,250,001                    0.34
                               ------
Total:                         100.00%
                               ======

Average: $487,546.63
Lowest: $66,500.00
Highest: $1,470,000.00

--------------------------------------------------------------------------------

4. Lien Position

Lien Position                  Percent
-------------                  -------
1                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

5. Buydown Agreement

Buydown Agreement              Percent
-----------------              -------
N                               99.92%
Y                                0.08
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

6. Coupon

Coupon                         Percent
------                         -------
3.001 - 3.250                    0.08%
3.251 - 3.500                    0.12
3.501 - 3.750                    0.52
3.751 - 4.000                    1.38
4.001 - 4.250                    2.38
4.251 - 4.500                    5.54
4.501 - 4.750                   14.99
4.751 - 5.000                   23.62
5.001 - 5.250                   25.62
5.251 - 5.500                   16.46
5.501 - 5.750                    7.46
5.751 - 6.000                    1.58
6.001 - 6.250                    0.04
6.251 - 6.500                    0.20
                               ------
Total:                         100.00%
                               ======

W.A.: 5.056%
Lowest: 3.250%
Highest: 6.500%

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                   Percent
------------                   -------
800 - 849                        3.31%
750 - 799                       43.60
700 - 749                       30.79
650 - 699                       18.13
600 - 649                        4.05
Not Scored                       0.12
                               ------
Total:                         100.00%
                               ======

W.A.: 737
Lowest: 622
Highest: 816

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                  Percent
-------------                  -------
NONE                            97.11%
UGRIC                            0.85
RGIC                             0.57
GEMIC                            0.50
RMIC                             0.45
PMIC                             0.31
MGIC                             0.14
TGIC                             0.07
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

9. Product Type

Product Type                   Percent
------------                   -------
5YR IO 12 MO LIBOR              69.29%
5/25 12 MO LIBOR                30.27
5/10 12 MO LIBOR                 0.28
5/15 12 MO LIBOR                 0.08
4/26 12 MO LIBOR                 0.08
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

10. Index

Index                          Percent
-----                          -------
12ML                            100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                   Percent
------------                   -------
Purchase                        61.76%
Refinance-Rate/Term             22.35
Refinance-Cashout               15.88
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

12. Loan Type

Loan Type                      Percent
---------                      -------
Conventional w/ PMI              2.89%
Conventional w/o PMI            97.11
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

13. Property Type

Property Type                  Percent
-------------                  -------
SFR                             57.49%
PUD Detach                      22.77
Condo                           15.19
PUD Attach                       3.49
Townhouse                        0.47
4-Family                         0.24
Cooperative                      0.18
2-Family                         0.18
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

14. Occupancy Status

Occupancy Status               Percent
----------------               -------
Primary                         89.78%
Secondary                        9.65
Investor                         0.57
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

15. Documentation

Documentation                  Percent
-------------                  -------
Standard                        39.68%
Rapid                           34.57
Reduced                         25.35
All Ready Home                   0.40
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

16. State

State                          Percent
-----                          -------
California                      51.44%
Florida                          9.62
Virginia                         8.53
Maryland                         4.18
Nevada                           2.72
Other                           23.51
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

17. California

California                     Percent
----------                     -------
Northern California             66.27%
Southern California             33.73
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

18. Zip Code

Zip Code                       Percent
--------                       -------
94002                            1.23%
94010                            1.00
94558                            0.75
94538                            0.74
34145                            0.71
Other                           95.57
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

19. OLTV

OLTV                           Percent
----                           -------
<= 20.00                         0.71%
20.01 - 25.00                    0.46
25.01 - 30.00                    0.35
30.01 - 35.00                    0.59
35.01 - 40.00                    1.65
40.01 - 45.00                    1.26
45.01 - 50.00                    2.98
50.01 - 55.00                    2.85
55.01 - 60.00                    4.24
60.01 - 65.00                    6.58
65.01 - 70.00                   13.90
70.01 - 75.00                    8.09
75.01 - 80.00                   53.45
>= 80.01                         2.89
                               ------
Total:                         100.00%
                               ======

W.A.: 71.90%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

Cut-Off LTV                    Percent
-----------                    -------
<= 20.00                         0.71%
20.01 - 25.00                    0.48
25.01 - 30.00                    0.35
30.01 - 35.00                    0.59
35.01 - 40.00                    1.65
40.01 - 45.00                    1.26
45.01 - 50.00                    2.98
50.01 - 55.00                    2.85
55.01 - 60.00                    4.24
60.01 - 65.00                    6.58
65.01 - 70.00                   13.90
70.01 - 75.00                    8.21
75.01 - 80.00                   53.31
>= 80.01                         2.89
                               ------
Total:                         100.00%
                               ======

W.A.: 71.86%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Delinquency*

Delinquency*                   Percent
------------                   -------
0-29 days                      100.00%
                               ------
Total:                         100.00%
                               ======

* MBA method

--------------------------------------------------------------------------------

22. Times 30 Days DLQ

Times 30 Days DLQ              Percent
-----------------              -------
0                               99.87%
1                                0.13
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

23. Convertible Flag

Convertible Flag               Percent
----------------               -------
N                               99.85%
Y                                0.15
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term        Percent
-----------------------        -------
0                               99.09%
36                               0.91
                               ------
Total:                         100.00%
                               ======

W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty             Percent
------------------             -------
2%ofPPAmnt>20%                   0.91%
NONE                            99.09
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

Cutoff Rollterm                Percent
---------------                -------
43 - 48                          0.08%
49 - 54                          0.43
55 - 60                         99.50
                               ------
Total:                         100.00%
                               ======

W.A.: 59.33387 months
Lowest: 45 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

Maximum Rate (ARMs)            Percent
-------------------            -------
8.001 - 9.000                    2.10%
9.001 - 10.000                  46.53
10.001 - 11.000                 51.13
11.001 - 12.000                  0.24
                               ------
Total:                         100.00%
                               ======

W.A.: 10.056%
Lowest: 8.250%
Highest: 11.500%

--------------------------------------------------------------------------------

28. Original Term

Original Term                  Percent
-------------                  -------
180                              0.28%
240                              0.08
360                             99.64
                               ------
Total:                         100.00%
                               ======

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Remaining Term

Cut-Off Remaining Term         Percent
----------------------         -------
175 - 180                        0.28%
235 - 240                        0.08
349 - 354                        0.50
355 - 360                       99.13
                               ------
Total:                         100.00%
                               ======

W.A.: 358.7 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

30. Cutoff Loan Age

Cutoff Loan Age                Percent
---------------                -------
0                               55.62%
1 - 6                           44.22
7 - 12                           0.16
                               ------
Total:                         100.00%
                               ======

W.A.: 0.7 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

31. Gross Margin

Gross Margin                   Percent
------------                   -------
2.250                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

32. Initial Cap (ARMs)

Initial Cap (ARMs)             Percent
------------------             -------
5.000                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

33. Periodic Cap (ARMs)

Periodic Cap (ARMs)            Percent
-------------------            -------
2.000                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-D
                                    7-1 ARMs
                            Collateral Summary Report

                                Apr 4, 2005 21:09

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $30,962,859.08
Loan Count: 64
Cut-off Date: 2005-04-01
Avg. Loan Balance: $483,794.67
Avg. Orig. Balance: $484,126.94
Percent IO: 56.83%
Accelerated Docs: 51.02%
W.A. FICO*: 736
W.A. Orig. LTV: 70.96%
W.A. Cut-Off LTV: 70.91%
W.A. Gross Coupon: 5.378%
W.A. Net Coupon: 5.128%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:  0.0006
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 5.51%
% over 100 COLTV: 0.00%
% with PMI: 5.51%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.73%
W.A. MI Adjusted LTV: 69.58%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.84%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

Original Balance               Percent
----------------               -------
$200,001 - $250,000              1.48%
$300,001 - $350,000              6.63
$350,001 - $400,000             18.11
$400,001 - $450,000             16.40
$450,001 - $500,000             15.42
$500,001 - $550,000             10.17
$550,001 - $600,000             11.36
$600,001 - $650,000              2.05
$650,001 - $700,000              4.42
$800,001 - $850,000              2.66
$950,001 - $1,000,000            6.45
$1,450,001 - $1,500,000          4.84
                               ------
Total:                         100.00%
                               ======

Average: $484,126.94
Lowest: $216,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance                Percent
----------------               -------
$200,001 - $250,000              1.48%
$300,001 - $350,000              8.88
$350,001 - $400,000             15.85
$400,001 - $450,000             16.40
$450,001 - $500,000             15.42
$500,001 - $550,000             10.17
$550,001 - $600,000             11.36
$600,001 - $650,000              2.05
$650,001 - $700,000              4.42
$800,001 - $850,000              2.66
$950,001 - $1,000,000            6.45
$1,450,001 - $1,500,000          4.84
                               ------
Total:                         100.00%
                               ======

Average: $483,794.67
Lowest: $216,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

Lien Position                  Percent
----------------               -------
1                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

5. Coupon

Coupon                         Percent
------                         -------
4.251 - 4.500                    3.12%
4.501 - 4.750                    5.42
4.751 - 5.000                    7.55
5.001 - 5.250                   23.50
5.251 - 5.500                   32.72
5.501 - 5.750                   14.96
5.751 - 6.000                   10.06
6.001 - 6.250                    1.27
6.251 - 6.500                    1.41
                               ------
Total:                         100.00%
                               ======

W.A.: 5.378%
Lowest: 4.375%
Highest: 6.500%

--------------------------------------------------------------------------------

6. Credit Score

Credit Score                   Percent
------------                   -------
800 - 849                        7.85%
750 - 799                       42.54
700 - 749                       22.27
650 - 699                       20.53
600 - 649                        6.81
                               ------
Total:                         100.00%
                               ======

W.A.: 736
Lowest: 625
Highest: 810

--------------------------------------------------------------------------------

7. PMI Providers

PMI Providers                  Percent
-------------                  -------
NONE                            94.49%
PMIC                             2.45
RMIC                             1.91
UGRIC                            1.16
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

8. Product Type

Product Type                   Percent
------------                   -------
7YR IO 12 MO LIBOR              56.83%
7/23 12 MO LIBOR                43.17
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

9. Index

Index                          Percent
-----                          -------
12ML                           100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

10. Loan Purpose

Loan Purpose                   Percent
------------                   -------
Purchase                        72.78%
Refinance-Cashout               14.20
Refinance-Rate/Term             13.01
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

11. Loan Type

Loan Type                      Percent
---------                      -------
Conventional w/ PMI              5.51%
Conventional w/o PMI            94.49
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

12. Property Type

Property Type                  Percent
-------------                  -------
SFR                             57.86%
PUD Detach                      29.57
Condo                           11.43
Cooperative                      1.14
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status               Percent
----------------               -------
Primary                         93.06%
Secondary                        5.54
Investor                         1.41
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

14. Documentation

Documentation                  Percent
-------------                  -------
Standard                        48.98%
Reduced                         27.94
Rapid                           23.08
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

15. State

State                          Percent
-----                          -------
California                      39.62%
Florida                         14.27
Massachusetts                    8.89
Arizona                          7.45
Virginia                         6.54
Other                           23.24
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

16. California

California                     Percent
----------                     -------
Northern California             50.36%
Southern California             49.64
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                       Percent
--------                       -------
94115                            4.84%
94501                            3.31
01921                            3.23
85253                            3.22
92127                            2.66
Other                           82.73
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag               Percent
----------------               -------
N                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement              Percent
-----------------              -------
N                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

20. OLTV

OLTV                           Percent
----                           -------
30.01 - 35.00                    1.94%
35.01 - 40.00                    1.61
40.01 - 45.00                    1.27
45.01 - 50.00                    4.28
50.01 - 55.00                    8.52
55.01 - 60.00                    4.57
60.01 - 65.00                    7.13
65.01 - 70.00                    9.55
70.01 - 75.00                    3.94
75.01 - 80.00                   51.67
85.01 - 90.00                    3.61
90.01 - 95.00                    1.91
                               ------
Total:                         100.00%
                               ======

W.A.: 70.96%
Lowest: 31.58%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

Cut-Off LTV                    Percent
-----------                    -------
30.01 - 35.00                    1.94%
35.01 - 40.00                    1.61
40.01 - 45.00                    1.27
45.01 - 50.00                    4.28
50.01 - 55.00                    8.52
55.01 - 60.00                    4.57
60.01 - 65.00                    7.13
65.01 - 70.00                    9.55
70.01 - 75.00                    3.94
75.01 - 80.00                   51.67
85.01 - 90.00                    3.61
90.01 - 95.00                    1.91
                               ------
Total:                         100.00%
                               ======

W.A.: 70.91%
Lowest: 31.58%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

Delinquency*                   Percent
------------                   -------
0-29 days                      100.00%
                               ------
Total:                         100.00%
                               ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

Times 30 Days DLQ              Percent
-----------------              -------
0                              100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term        Percent
-----------------------        -------
0                              100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty             Percent
------------------             -------
NONE                           100.00%
                               ------
Total:                         100.00%
                               ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

Cutoff Rollterm                Percent
---------------                -------
79 - 84                        100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 83.1 months
Lowest: 79 months
Highest: 84 months

--------------------------------------------------------------------------------

27. Original Term

Original Term                  Percent
-------------                  -------
360                            100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

Cut-Off Remaining Term         Percent
----------------------         -------
355 - 360                      100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 359.1 months
Lowest: 355 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

Cutoff Loan Age                Percent
---------------                -------
0                               44.92%
1 - 6                           55.08
                               ------
Total:                         100.00%
                               ======

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

30. Gross Margin

Gross Margin                   Percent
------------                   -------
2.250                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

Initial Cap (ARMs)             Percent
------------------             -------
5.000                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

Periodic Cap (ARMs)            Percent
-------------------            -------
2.000                          100.00%
                               ------
Total:                         100.00%
                               ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

Maximum Rate (ARMs)            Percent
-------------------            -------
9.001 - 10.000                  16.09%
10.001 - 11.000                 81.23
11.001 - 12.000                  2.68
                               ------
Total:                         100.00%
                               ======

W.A.: 10.378%
Lowest: 9.375%
Highest: 11.500%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-D
                                   Total Pool

                                  1,066 records
                              Balance: 509,307,296
                                Apr 7, 2005 15:22

--------------------------------------------------------------------------------

1. Original Balance

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original Balance                   Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
<= 250,000                           70        $ 12,317,336           2.42%   $    176,024         5.241%           621
250,001 - 350,000                    98          31,965,599           6.28         327,315         4.940            622
350,001 - 450,000                   386         153,797,506          30.20         399,331         5.128            624
450,001 - 550,000                   255         126,791,974          24.89         497,323         5.092            634
550,001 - 650,000                   131          78,715,233          15.46         600,999         5.094            623
650,001 - 750,000                    53          37,150,103           7.29         701,100         4.901            628
750,001 - 850,000                    24          19,244,713           3.78         802,467         4.993            650
850,001 - 950,000                    17          15,283,854           3.00         899,050         5.127            627
950,001 - 1,050,000                  23          22,792,611           4.48         991,087         5.121            653
1,050,001 - 1,150,000                 2           2,291,000           0.45       1,145,500         5.189            745
1,150,001 - 1,250,000                 5           5,987,366           1.18       1,197,755         4.997            684
1,450,001 - 1,550,000                 2           2,970,000           0.58       1,485,000         5.313            689
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original Balance                   Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
<= 250,000                           670         804          18.33%        78.29%           95.00%          357            3
250,001 - 350,000                    702         837          29.57         75.51            95.00           353            4
350,001 - 450,000                    737         816           9.02         73.41            95.00           359            1
450,001 - 550,000                    739         816          22.70         72.32            90.00           360            0
550,001 - 650,000                    744         814          27.27         72.96            80.00           360            0
650,001 - 750,000                    734         800          19.45         72.04            80.00           360            0
750,001 - 850,000                    750         804          31.74         66.56            80.00           360            0
850,001 - 950,000                    740         809          15.18         64.45            80.00           360            0
950,001 - 1,050,000                  744         795          18.52         65.45            80.00           360            0
1,050,001 - 1,150,000                767         790          50.00         59.96            70.00           360            0
1,150,001 - 1,250,000                729         760          41.46         62.73            80.00           322            0
1,450,001 - 1,550,000                693         696          52.63         60.74            69.01           360            0
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

Average: $478,268.92
Lowest: $66,500.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Gross Coupon                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
3.126 - 3.250                         1        $    334,577           0.07%   $    336,800         3.250%           765
3.376 - 3.500                         1             525,000           0.10         525,000         3.500            680
3.501 - 3.625                         4           1,460,472           0.29         366,200         3.625            632
3.626 - 3.750                         2             826,568           0.16         414,320         3.750            776
3.751 - 3.875                         5           2,475,291           0.49         495,476         3.875            708
3.876 - 4.000                         9           3,937,518           0.77         438,427         4.000            662
4.001 - 4.125                         7           3,409,992           0.67         487,727         4.125            732
4.126 - 4.250                        15           7,486,891           1.47         499,540         4.250            634
4.251 - 4.375                        17           8,691,505           1.71         511,527         4.375            669
4.376 - 4.500                        38          18,813,510           3.69         495,382         4.500            630
4.501 - 4.625                        52          25,939,534           5.09         499,480         4.625            646
4.626 - 4.750                        94          45,309,338           8.90         482,386         4.750            627
4.751 - 4.875                       126          62,538,669          12.28         496,596         4.875            627
4.876 - 5.000                       121          54,290,702          10.66         451,144         5.000            622
5.001 - 5.125                       109          54,897,447          10.78         503,854         5.125            624
5.126 - 5.250                       150          73,234,071          14.38         488,393         5.250            621
5.251 - 5.375                       105          49,163,655           9.65         468,335         5.375            625
5.376 - 5.500                        84          38,607,854           7.58         459,753         5.500            629
5.501 - 5.625                        62          27,967,634           5.49         451,169         5.625            637
5.626 - 5.750                        31          15,055,561           2.96         485,822         5.750            650
5.751 - 5.875                        19           8,995,409           1.77         473,553         5.875            639
5.876 - 6.000                         8           3,463,490           0.68         433,119         6.000            630
6.001 - 6.125                         1             393,138           0.08         393,138         6.125            665
6.126 - 6.250                         1             185,000           0.04         185,000         6.250            641
6.251 - 6.375                         1              96,425           0.02          96,425         6.375            646
6.376 - 6.500                         3           1,208,046           0.24         402,813         6.500            640
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Gross Coupon                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
3.126 - 3.250                        765         765          80.00%        80.00%           80.00%          356            4
3.376 - 3.500                        680         680          58.99         58.99            58.99           360            0
3.501 - 3.625                        705         750          80.00         80.00            80.00           358            2
3.626 - 3.750                        785         798          80.00         80.00            80.00           358            2
3.751 - 3.875                        774         816          35.82         65.65            80.00           359            1
3.876 - 4.000                        761         793          50.07         71.54            80.00           359            1
4.001 - 4.125                        760         790          67.95         78.13            80.00           359            1
4.126 - 4.250                        738         798          38.21         76.29            90.00           359            1
4.251 - 4.375                        729         795          36.68         71.73            80.00           359            1
4.376 - 4.500                        747         837          66.23         76.95            90.00           359            1
4.501 - 4.625                        752         811          41.69         72.52            94.46           359            1
4.626 - 4.750                        745         816          23.79         73.66            90.00           358            1
4.751 - 4.875                        736         814          19.45         70.11            95.00           356            1
4.876 - 5.000                        737         813           9.02         74.26            95.00           358            1
5.001 - 5.125                        738         813          25.00         72.16            95.00           359            1
5.126 - 5.250                        730         809          27.27         71.46            95.00           359            1
5.251 - 5.375                        731         815          44.04         70.52            95.00           359            1
5.376 - 5.500                        731         809          15.18         70.55            95.00           359            1
5.501 - 5.625                        726         813          18.52         72.22            95.00           359            1
5.626 - 5.750                        726         778          32.28         69.04            80.00           359            1
5.751 - 5.875                        707         761          34.85         69.76            90.00           359            1
5.876 - 6.000                        720         810          64.36         78.17            95.00           359            1
6.001 - 6.125                        665         665          44.67         44.67            44.67           360            0
6.126 - 6.250                        641         641          61.67         61.67            61.67           358            2
6.251 - 6.375                        646         646          95.00         95.00            95.00           356            4
6.376 - 6.500                        689         723          80.00         82.92            90.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.083%
Lowest: 3.250%
Highest: 6.500%

--------------------------------------------------------------------------------

3. Credit Score

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Credit Score                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
825 - 849                             1        $    346,930           0.07%   $    349,000         4.500%           837
800 - 824                            35          17,641,556           3.46         504,391         5.015            800
775 - 799                           185          93,546,872          18.37         507,301         4.948            775
750 - 774                           237         122,281,039          24.01         516,225         5.063            750
725 - 749                           174          88,776,831          17.43         510,454         5.127            725
700 - 724                           128          63,259,371          12.42         494,447         5.150            700
675 - 699                           129          56,629,322          11.12         439,230         5.145            675
650 - 674                           107          42,075,858           8.26         393,481         5.123            650
625 - 649                            60          21,443,704           4.21         357,576         5.225            625
600 - 624                             6           2,180,699           0.43         364,053         5.159            621
Not Scored                            4           1,125,114           0.22         281,408         4.894              0
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%             0
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Credit Score                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
825 - 849                            837         837          74.41%        74.41%           74.41%          356            4
800 - 824                            807         816           9.02         70.96            90.00           359            1
775 - 799                            786         799          15.18         70.81            95.00           359            1
750 - 774                            762         774          18.52         71.32            90.00           359            1
725 - 749                            738         749          23.09         72.16            85.00           359            1
700 - 724                            712         724          27.27         73.42            95.00           359            1
675 - 699                            688         699          27.27         73.72            95.00           355            1
650 - 674                            663         674          29.57         71.56            95.00           359            1
625 - 649                            638         649          36.67         75.22            95.00           359            1
600 - 624                            623         624          53.67         68.76            94.62           339            2
Not Scored                             0           0          70.00         76.93            80.00           357            3
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 735
Lowest: 621
Highest: 837

--------------------------------------------------------------------------------

4. Index

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Index                              Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
12ML                              1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Index                              Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
12ML                                 735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Loan Purpose                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
Purchase                            668        $318,825,548          62.60%   $    477,926         4.995%           621
Refinance-Rate/Term                 224         109,371,447          21.47         488,514         5.159            623
Refinance-Cashout                   174          81,110,300          15.93         466,398         5.325            624
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Loan Purpose                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
Purchase                             741         837          25.00%        76.91%           95.00%          359            1
Refinance-Rate/Term                  728         813           9.02         63.62            95.00           357            1
Refinance-Cashout                    725         815          18.33         64.46            80.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Property Type                      Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
SFR                                 589        $287,828,082          56.51%   $    488,938         5.109%           621
PUD Detach                          240         121,068,631          23.77         504,702         5.043            622
Condo                               174          76,398,374          15.00         440,738         5.084            624
PUD Attach                           43          16,927,082           3.32         393,949         4.904            627
Townhouse                            10           2,828,716           0.56         283,328         4.968            663
2-Family                              4           1,716,000           0.34         429,000         5.163            713
4-Family                              3           1,406,900           0.28         468,967         5.385            658
Cooperative                           3           1,133,511           0.22         379,030         5.210            670
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Property Type                      Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                                  733         837           9.02%        70.31%           95.00%          358            1
PUD Detach                           739         815          18.52         72.22            95.00           359            1
Condo                                741         816          38.68         76.72            95.00           359            1
PUD Attach                           729         813          39.35         76.93            95.00           359            1
Townhouse                            728         785          65.31         81.59            95.00           358            2
2-Family                             751         788          70.00         78.37            80.00           359            1
4-Family                             705         721          79.99         82.49            89.87           360            0
Cooperative                          728         795          67.62         74.23            80.00           358            2
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Occupancy Status                   Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
Primary                             963        $457,695,654          89.87%   $    475,807         5.067%           621
Secondary                            93          47,532,367           9.33         511,265         5.193            638
Investor                             10           4,079,275           0.80         408,505         5.603            656
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Occupancy Status                   Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
Primary                              734         837           9.02%        71.78%           95.00%          359            1
Secondary                            749         816          32.28         75.12            90.00           359            1
Investor                             734         791          39.40         69.43            80.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Geographic Distribution            Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
California                          492        $249,182,831          48.93%   $    506,668         5.113%           621
Florida                             116          53,820,460          10.57         466,369         5.169            627
Virginia                             94          41,958,170           8.24         446,603         4.943            633
Maryland                             52          21,795,824           4.28         419,555         5.022            631
Nevada                               28          14,450,479           2.84         516,300         5.127            622
Arizona                              30          13,458,863           2.64         449,000         5.277            638
South Carolina                       31          13,341,383           2.62         430,443         4.964            646
Illinois                             25          12,563,196           2.47         502,952         5.055            635
North Carolina                       27          11,302,838           2.22         419,136         5.015            649
Georgia                              25          10,365,728           2.04         415,019         5.088            624
District of Columbia                 23          10,182,146           2.00         442,981         5.036            638
Massachusetts                        21          10,015,895           1.97         477,341         5.038            627
Washington                           13           6,372,649           1.25         490,822         5.036            655
Texas                                12           5,608,872           1.10         467,476         4.929            646
New York                             10           4,723,210           0.93         472,490         5.401            656
Colorado                              8           3,129,732           0.61         391,669         5.056            644
Tennessee                             6           3,116,254           0.61         519,779         4.611            645
Hawaii                                4           2,986,000           0.59         746,500         5.162            702
New Jersey                            8           2,942,955           0.58         368,302         4.850            630
Oregon                                5           2,343,440           0.46         468,860         5.281            641
Other                                36          15,646,371           3.07         435,131         4.868            625
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Geographic Distribution            Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
California                           738         815           9.02%        70.54%           94.62%          359            1
Florida                              739         813          23.79         71.90            95.00           359            1
Virginia                             730         796          36.68         76.69            95.00           359            1
Maryland                             727         803          23.09         71.77            95.00           359            1
Nevada                               721         800          60.67         75.52            90.00           359            1
Arizona                              747         837          47.51         74.57            95.00           359            1
South Carolina                       745         816          58.29         77.13            95.00           359            1
Illinois                             735         816          36.67         69.02            80.00           359            1
North Carolina                       740         813          54.63         74.58            95.00           354            1
Georgia                              724         796          31.74         71.92            94.46           355            1
District of Columbia                 742         798          46.63         77.07            95.00           359            1
Massachusetts                        733         810          58.16         75.46            80.00           359            1
Washington                           740         798          39.40         73.00            80.00           359            1
Texas                                733         797          41.46         66.88            95.00           319            1
New York                             709         772          61.35         76.46            80.00           360            0
Colorado                             709         762          62.61         73.27            80.00           359            1
Tennessee                            729         781          64.17         76.96            80.00           359            1
Hawaii                               732         789          58.69         71.32            80.00           360            0
New Jersey                           703         797          67.34         78.29            89.61           359            1
Oregon                               698         774          70.79         79.15            95.00           359            1
Other                                717         799          22.70         67.69            95.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
County Distribution                Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
LOS ANGELES                          64        $ 29,146,353          11.70%   $    455,681         5.156%           627
ALAMEDA                              56          28,444,232          11.42         508,274         5.089            639
SANTA CLARA                          52          28,080,630          11.27         540,177         5.021            627
SAN MATEO                            44          26,306,786          10.56         597,977         5.086            628
ORANGE                               47          22,863,550           9.18         486,602         5.097            637
SAN DIEGO                            40          19,667,144           7.89         491,791         5.155            624
SAN FRANCISCO                        26          14,549,296           5.84         559,688         5.130            679
CONTRA COSTA                         24          12,475,905           5.01         519,881         4.999            670
MONTEREY                             17           9,157,525           3.68         538,880         5.156            660
RIVERSIDE                            20           8,753,238           3.51         437,795         5.251            621
Other                               102          49,738,174          19.96         487,900         5.147            623
-----------------------------------------------------------------------------------------------------------------------
Total:                              492        $249,182,831         100.00%   $    506,668         5.113%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
County Distribution                Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                          729         809          27.27%        72.84%           93.33%          359            1
ALAMEDA                              744         814          34.85         71.37            80.00           359            1
SANTA CLARA                          731         813           9.02         74.08            80.00           359            1
SAN MATEO                            747         809          35.21         68.10            80.00           360            0
ORANGE                               738         798          18.52         69.67            90.00           360            0
SAN DIEGO                            737         804          18.33         68.07            94.62           359            1
SAN FRANCISCO                        754         791          15.18         69.32            80.00           360            0
CONTRA COSTA                         736         807          38.21         68.65            80.00           360            0
MONTEREY                             746         804          32.28         66.26            80.00           360            0
RIVERSIDE                            725         803          57.28         75.30            93.04           359            1
Other                                738         815          19.45         70.19            82.97           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               738         815           9.02%        70.54%           94.62%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original LTV                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          1        $    388,000           0.08%   $    388,000         5.000%           800
15.01 - 20.00                         4           2,707,000           0.53         676,750         5.382            759
20.01 - 25.00                         4           2,025,000           0.40         506,250         5.012            726
25.01 - 30.00                         3           1,545,531           0.30         515,833         5.076            652
30.01 - 35.00                         5           3,175,295           0.62         635,149         5.484            707
35.01 - 40.00                        15           8,221,364           1.61         548,376         4.884            635
40.01 - 45.00                        12           6,804,770           1.34         567,256         5.184            663
45.01 - 50.00                        30          15,211,030           2.99         507,341         5.277            627
50.01 - 55.00                        29          15,478,236           3.04         534,129         5.084            623
55.01 - 60.00                        44          20,894,718           4.10         475,160         5.104            637
60.01 - 65.00                        67          32,553,097           6.39         486,100         5.151            624
65.01 - 70.00                       132          70,487,761          13.84         534,287         5.097            627
70.01 - 75.00                        82          40,538,694           7.96         494,666         5.119            644
75.01 - 80.00                       578         271,413,242          53.29         470,253         5.040            621
80.01 - 85.00                         3             910,000           0.18         303,333         5.450            627
85.01 - 90.00                        27           9,260,544           1.82         343,228         5.184            631
90.01 - 95.00                        30           7,693,015           1.51         256,706         5.249            624
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original LTV                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                         800         800           9.02%         9.02%            9.02%          360            0
15.01 - 20.00                        773         804          15.18         17.69            19.45           359            1
20.01 - 25.00                        762         777          22.70         23.71            25.00           360            0
25.01 - 30.00                        695         720          27.27         27.78            29.57           359            1
30.01 - 35.00                        764         778          31.22         32.25            34.85           360            0
35.01 - 40.00                        733         808          35.21         37.34            40.00           360            0
40.01 - 45.00                        734         793          40.40         42.33            44.67           326            1
45.01 - 50.00                        741         806          45.07         48.23            50.00           359            1
50.01 - 55.00                        735         813          50.07         52.97            55.00           359            1
55.01 - 60.00                        730         800          55.20         58.25            60.00           357            1
60.01 - 65.00                        725         815          60.05         63.20            65.00           358            1
65.01 - 70.00                        737         809          65.12         68.38            70.00           359            1
70.01 - 75.00                        732         837          70.01         73.37            75.00           359            1
75.01 - 80.00                        740         816          75.20         79.64            80.00           359            1
80.01 - 85.00                        677         731          82.97         84.31            85.00           359            1
85.01 - 90.00                        688         813          85.97         89.20            90.00           359            1
90.01 - 95.00                        667         781          92.63         94.69            95.00           357            3
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 72.08%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original Term                      Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
180                                   2        $  1,565,386           0.31%   $    785,204         4.849%           684
240                                   1             343,587           0.07         345,270         5.000            624
360                               1,063         507,398,323          99.63         477,817         5.084            621
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,066        $509,307,296         100.00%   $    478,269         5.083%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original Term                      Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
180                                  703         776          41.46%        45.23%           59.82%          179            1
240                                  624         624          60.57         60.57            60.57           238            2
360                                  735         837           9.02         72.17            95.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               735         837           9.02%        72.08%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2005-D Group 1
                                    3-1 ARMs

                                   102 records
                               Balance: 39,552,465
                                Apr 7, 2005 15:19

--------------------------------------------------------------------------------

1. Original Balance

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original Balance                   Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
<= 250,000                           18        $  3,168,679           8.01%   $    176,084         5.273%           621
250,001 - 350,000                    27           8,678,377          21.94         322,581         4.831            630
350,001 - 450,000                    31          12,127,619          30.66         391,656         5.153            627
450,001 - 550,000                    12           5,994,527          15.16         499,679         5.205            634
550,001 - 650,000                     9           5,449,723          13.78         605,594         5.454            686
650,001 - 750,000                     1             739,111           1.87         740,000         5.000            765
750,001 - 850,000                     3           2,394,431           6.05         798,429         5.291            650
950,001 - 1,050,000                   1           1,000,000           2.53       1,000,000         5.375            763
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original Balance                   Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
<= 250,000                           676         769          56.82%        78.19%           95.00%          356            4
250,001 - 350,000                    714         837          45.69         75.31            95.00           350            3
350,001 - 450,000                    705         791          42.67         76.93            95.00           359            1
450,001 - 550,000                    717         788          39.40         67.84            90.00           359            1
550,001 - 650,000                    738         797          64.42         74.75            80.00           359            1
650,001 - 750,000                    765         765          80.00         80.00            80.00           359            1
750,001 - 850,000                    725         773          75.00         78.21            80.00           359            1
950,001 - 1,050,000                  763         763          67.80         67.80            67.80           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

Average: $388,258.08
Lowest: $105,000.00
Highest: $1,000,000.00

-------------------------------------------------------------------------------

2. Gross Coupon

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Gross Coupon                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
3.876 - 4.000                         1        $    335,942           0.85%   $    339,000         4.000%           662
4.126 - 4.250                         1             472,500           1.19         472,500         4.250            634
4.251 - 4.375                         2             549,400           1.39         274,700         4.375            669
4.376 - 4.500                         5           1,699,118           4.30         340,890         4.500            630
4.501 - 4.625                         3             903,826           2.29         304,000         4.625            685
4.626 - 4.750                         9           2,875,939           7.27         320,667         4.750            627
4.751 - 4.875                        16           6,031,311          15.25         377,458         4.875            656
4.876 - 5.000                        11           4,795,123          12.12         436,349         5.000            640
5.001 - 5.125                        12           4,239,763          10.72         353,613         5.125            670
5.126 - 5.250                        11           4,188,361          10.59         380,911         5.250            621
5.251 - 5.375                         8           3,750,741           9.48         469,086         5.375            659
5.376 - 5.500                         5           1,654,984           4.18         330,997         5.500            667
5.501 - 5.625                        12           5,214,123          13.18         434,626         5.625            638
5.626 - 5.750                         1             435,545           1.10         436,000         5.750            757
5.751 - 5.875                         1             639,500           1.62         639,500         5.875            761
5.876 - 6.000                         4           1,766,290           4.47         441,937         6.000            630
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Gross Coupon                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000                        662         662          50.07%        50.07%           50.07%          356            4
4.126 - 4.250                        634         634          90.00         90.00            90.00           359            1
4.251 - 4.375                        672         676          80.00         80.00            80.00           357            3
4.376 - 4.500                        718         837          66.23         78.14            90.00           357            3
4.501 - 4.625                        779         810          70.00         73.12            78.52           356            4
4.626 - 4.750                        695         789          59.82         78.28            90.00           337            2
4.751 - 4.875                        723         790          42.67         75.90            86.88           358            2
4.876 - 5.000                        718         788          45.69         76.64            95.00           359            1
5.001 - 5.125                        742         797          39.40         68.53            95.00           358            2
5.126 - 5.250                        673         756          60.33         75.49            90.00           358            2
5.251 - 5.375                        740         763          64.42         72.39            80.00           359            1
5.376 - 5.500                        690         728          70.00         76.80            80.00           359            1
5.501 - 5.625                        710         773          40.83         74.78            90.00           359            1
5.626 - 5.750                        757         757          79.85         79.85            79.85           359            1
5.751 - 5.875                        761         761          70.00         70.00            70.00           359            1
5.876 - 6.000                        703         774          64.36         76.50            95.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.152%
Lowest: 4.000%
Highest: 6.000%

--------------------------------------------------------------------------------

3. Credit Score

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Credit Score                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
825 - 849                             1        $    346,930           0.88%   $    349,000         4.500%           837
800 - 824                             2             691,826           1.75         350,000         4.625            805
775 - 799                             8           3,354,881           8.48         420,360         4.939            776
750 - 774                            15           7,978,196          20.17         532,396         5.376            750
725 - 749                            13           5,707,464          14.43         439,577         5.085            726
700 - 724                             9           4,307,578          10.89         478,810         5.387            707
675 - 699                            17           5,145,350          13.01         302,848         5.180            675
650 - 674                            23           7,659,655          19.37         333,445         5.039            650
625 - 649                            11           3,535,155           8.94         321,602         5.045            627
600 - 624                             1             224,000           0.57         224,000         5.250            621
Not Scored                            2             601,430           1.52         300,715         5.128              0
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%             0
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Credit Score                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
825 - 849                            837         837          74.41%        74.41%           74.41%          356            4
800 - 824                            808         810          70.00         71.47            72.92           356            4
775 - 799                            788         797          42.67         69.48            80.00           341            1
750 - 774                            762         774          39.40         72.94            90.00           359            1
725 - 749                            740         747          48.24         73.12            80.00           359            1
700 - 724                            712         723          40.83         73.15            80.00           359            1
675 - 699                            686         696          56.82         78.98            95.00           358            2
650 - 674                            662         674          50.07         75.94            95.00           358            2
625 - 649                            635         644          60.33         81.83            95.00           358            2
600 - 624                            621         621          79.57         79.57            79.57           357            3
Not Scored                             0           0          70.00         74.26            78.34           356            4
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 715
Lowest: 621
Highest: 837

--------------------------------------------------------------------------------

4. Index

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Index                              Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
12ML                                102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Index                              Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
12ML                                 715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Loan Purpose                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
Purchase                             63        $ 25,270,760          63.89%   $    401,613         5.116%           621
Refinance-Rate/Term                  20           7,254,007          18.34         363,050         5.172            630
Refinance-Cashout                    19           7,027,699          17.77         370,509         5.265            637
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Loan Purpose                       Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
Purchase                             717         837          39.40%        77.82%           95.00%          356            2
Refinance-Rate/Term                  708         778          40.83         69.20            89.87           358            2
Refinance-Cashout                    714         805          45.69         70.30            80.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Property Type                      Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
SFR                                  46        $ 17,662,934          44.66%   $    384,488         5.074%           621
PUD Detach                           27          11,998,680          30.34         445,031         5.244            644
Condo                                17           6,204,066          15.69         365,211         5.224            630
PUD Attach                            5           1,628,846           4.12         326,361         5.017            640
2-Family                              2             948,000           2.40         474,000         5.073            713
Townhouse                             4             754,940           1.91         189,163         5.112            673
4-Family                              1             355,000           0.90         355,000         5.625            658
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Property Type                      Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                                  715         837          39.40%        72.79%           95.00%          355            2
PUD Detach                           714         805          50.07         75.44            86.88           358            2
Condo                                719         778          42.67         74.12            90.00           358            2
PUD Attach                           709         789          78.30         83.79            95.00           357            3
2-Family                             748         788          80.00         80.00            80.00           360            0
Townhouse                            693         769          79.31         89.33            95.00           356            4
4-Family                             658         658          89.87         89.87            89.87           360            0
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Occupancy Status                   Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
Primary                              91        $ 34,915,252          88.28%   $    384,177         5.142%           621
Secondary                             8           3,477,563           8.79         434,856         5.240            683
Investor                              3           1,159,650           2.93         387,800         5.199            743
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Occupancy Status                   Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
Primary                              711         837          40.83%        74.81%           95.00%          357            2
Secondary                            737         790          70.00         79.53            90.00           359            1
Investor                             761         791          39.40         63.81            80.00           357            3
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Geographic Distribution            Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
California                           26        $ 11,203,472          28.33%   $    431,187         5.265%           621
Florida                              18           7,189,073          18.18         399,820         5.229            638
Nevada                                6           2,537,223           6.41         422,950         5.151            634
Virginia                              8           2,501,144           6.32         312,805         4.982            633
North Carolina                        4           1,814,411           4.59         454,858         5.161            660
Maryland                              6           1,760,026           4.45         294,215         5.015            640
Arizona                               3           1,308,460           3.31         437,417         5.037            644
South Carolina                        3           1,290,900           3.26         430,300         5.171            708
Washington                            3           1,249,877           3.16         417,513         5.266            690
Illinois                              4           1,018,007           2.57         256,092         4.871            669
New Jersey                            3             991,116           2.51         330,372         4.996            630
Georgia                               2             978,572           2.47         489,286         5.537            667
New York                              2             915,744           2.32         457,872         5.363            683
Michigan                              2             838,363           2.12         419,875         5.158            718
Massachusetts                         2             758,626           1.92         381,000         4.693            627
Texas                                 2             708,680           1.79         354,340         5.098            691
Colorado                              2             587,925           1.49         294,000         5.025            644
Oregon                                1             500,000           1.26         500,000         4.875            740
Missouri                              1             340,868           0.86         342,450         5.250            756
Indiana                               1             335,942           0.85         339,000         4.000            662
Other                                 3             724,037           1.83         241,483         4.674            673
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Geographic Distribution            Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
California                           723         788          48.24%        72.90%           89.87%          359            1
Florida                              721         791          42.67         75.15            80.00           358            2
Nevada                               704         761          64.42         76.17            90.00           359            1
Virginia                             672         770          70.00         81.07            90.00           358            2
North Carolina                       731         776          59.82         75.48            80.00           327            2
Maryland                             672         711          74.92         84.48            95.00           356            4
Arizona                              764         837          74.41         81.07            95.00           358            2
South Carolina                       739         768          80.00         82.94            90.00           360            0
Washington                           735         769          39.40         55.44            80.00           358            2
Illinois                             722         805          70.00         73.53            80.00           356            4
New Jersey                           679         738          74.62         77.25            80.00           359            1
Georgia                              679         686          69.21         76.22            80.00           359            1
New York                             699         713          80.00         80.00            80.00           360            0
Michigan                             721         726          40.83         56.97            79.67           359            1
Massachusetts                        711         810          72.92         76.75            80.00           357            3
Texas                                774         797          70.00         72.12            80.00           360            0
Colorado                             659         685          70.28         73.25            78.52           357            3
Oregon                               740         740          80.00         80.00            80.00           359            1
Missouri                             756         756          74.45         74.45            74.45           356            4
Indiana                              662         662          50.07         50.07            50.07           356            4
Other                                675         678          80.00         82.58            95.00           357            3
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
County Distribution                Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
SAN DIEGO                             5        $  2,963,786          26.45%   $    592,757         5.297%           670
ORANGE                                5           2,212,590          19.75         443,000         5.182            637
LOS ANGELES                           4           1,662,152          14.84         415,813         5.074            658
RIVERSIDE                             4           1,627,344          14.53         407,500         5.444            621
STANISLAUS                            1             550,000           4.91         550,000         5.000            788
SOLANO                                1             435,840           3.89         435,840         5.500            728
SAN FRANCISCO                         1             415,000           3.70         415,000         5.125            746
SANTA CLARA                           1             374,498           3.34         374,498         6.000            630
SANTA CRUZ                            1             348,762           3.11         350,000         5.125            692
SHASTA                                1             307,500           2.74         307,500         5.250          *****
Other                                 2             306,000           2.73         153,000         5.243            658
-----------------------------------------------------------------------------------------------------------------------
Total:                               26        $ 11,203,472         100.00%   $    431,187         5.265%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
County Distribution                Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                            760         788          64.36%        72.71%           80.00%          359            1
ORANGE                               710         747          60.33         74.60            80.00           359            1
LOS ANGELES                          711         733          48.24         71.96            89.87           359            1
RIVERSIDE                            699         757          67.21         73.27            79.85           358            2
STANISLAUS                           788         788          66.27         66.27            66.27           360            0
SOLANO                               728         728          80.00         80.00            80.00           360            0
SAN FRANCISCO                        746         746          58.04         58.04            58.04           360            0
SANTA CLARA                          630         630          77.54         77.54            77.54           360            0
SANTA CRUZ                           692         692          78.30         78.30            78.30           357            3
SHASTA                                 0           0          78.34         78.34            78.34           356            4
Other                                666         670          66.88         70.11            71.79           358            2
-----------------------------------------------------------------------------------------------------------------------------
Total:                               723         788          48.24%        72.90%           89.87%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original LTV                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                         1        $    462,456           1.17%   $    463,000         5.125%           751
40.01 - 45.00                         2             874,000           2.21         437,000         5.295            718
45.01 - 50.00                         2             807,525           2.04         405,094         5.071            733
50.01 - 55.00                         1             335,942           0.85         339,000         4.000            662
55.01 - 60.00                         3             886,611           2.24         297,211         4.947            676
60.01 - 65.00                         3           1,456,000           3.68         485,333         5.576            637
65.01 - 70.00                        15           6,555,015          16.57         437,550         5.275            658
70.01 - 75.00                        10           3,800,573           9.61         380,887         5.062            644
75.01 - 80.00                        54          20,899,055          52.84         387,372         5.146            621
85.01 - 90.00                         7           2,519,974           6.37         360,064         4.943            633
90.01 - 95.00                         4             955,314           2.42         239,464         5.249            640
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original LTV                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                        751         751          39.40%        39.40%           39.40%          359            1
40.01 - 45.00                        744         778          40.83         41.64            42.67           360            0
45.01 - 50.00                        748         769          45.69         47.14            48.24           357            3
50.01 - 55.00                        662         662          50.07         50.07            50.07           356            4
55.01 - 60.00                        745         776          56.82         58.48            59.82           293            2
60.01 - 65.00                        728         774          60.33         63.38            64.42           360            0
65.01 - 70.00                        731         805          65.36         68.37            70.00           359            1
70.01 - 75.00                        710         837          70.28         73.72            75.00           358            2
75.01 - 80.00                        715         791          76.36         79.63            80.00           358            2
85.01 - 90.00                        666         750          86.88         89.50            90.00           359            1
90.01 - 95.00                        658         678          95.00         95.00            95.00           356            4
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 74.90%
Lowest: 39.40%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original Term                      Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
180                                   1        $    321,611           0.81%   $    326,632         4.750%           776
360                                 101          39,230,854          99.19         388,868         5.156            621
-----------------------------------------------------------------------------------------------------------------------
Total:                              102        $ 39,552,465         100.00%   $    388,258         5.152%           621
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original Term                      Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
180                                  776         776          59.82%        59.82%           59.82%          176            4
360                                  714         837          39.40         75.02            95.00           358            2
-----------------------------------------------------------------------------------------------------------------------------
Total:                               715         837          39.40%        74.90%           95.00%          357            2
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 358.5 months
Lowest: 180 months
Highest: 360 months


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2005-D Group 2
                                    5-1 ARMs

                                   900 records
                              Balance: 438,791,971
                                Apr 7, 2005 15:20

--------------------------------------------------------------------------------

1. Original Balance

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original Balance                   Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
<= 250,000                           50        $  8,690,407           1.98%   $    173,878         5.233%           631
250,001 - 350,000                    65          21,234,457           4.84         327,800         4.916            622
350,001 - 450,000                   328         130,985,262          29.85         400,319         5.095            624
450,001 - 550,000                   227         112,874,770          25.72         497,342         5.078            635
550,001 - 650,000                   115          69,112,469          15.75         601,103         5.046            623
650,001 - 750,000                    50          35,040,992           7.99         700,966         4.883            628
750,001 - 850,000                    20          16,025,282           3.65         801,946         4.961            697
850,001 - 950,000                    17          15,283,854           3.48         899,050         5.127            627
950,001 - 1,050,000                  20          19,796,111           4.51         989,925         5.089            653
1,050,001 - 1,150,000                 2           2,291,000           0.52       1,145,500         5.189            745
1,150,001 - 1,250,000                 5           5,987,366           1.36       1,197,755         4.997            684
1,450,001 - 1,550,000                 1           1,470,000           0.34       1,470,000         5.250            689
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original Balance                   Score       Score          LTV           LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
<= 250,000                           670         804          18.33%        77.82%           95.00%          357            3
250,001 - 350,000                    699         799          29.57         74.99            95.00           354            4
350,001 - 450,000                    740         816           9.02         73.22            95.00           359            1
450,001 - 550,000                    739         816          22.70         72.64            90.00           360            0
550,001 - 650,000                    743         814          27.27         72.82            80.00           360            0
650,001 - 750,000                    734         800          19.45         72.55            80.00           360            0
750,001 - 850,000                    759         804          31.74         64.84            80.00           360            0
850,001 - 950,000                    740         809          15.18         64.45            80.00           360            0
950,001 - 1,050,000                  743         795          18.52         64.54            80.00           360            0
1,050,001 - 1,150,000                767         790          50.00         59.96            70.00           360            0
1,150,001 - 1,250,000                729         760          41.46         62.73            80.00           322            0
1,450,001 - 1,550,000                689         689          69.01         69.01            69.01           360            0
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

Average: $488,053.58
Lowest: $66,500.00
Highest: $1,470,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Gross Coupon                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
3.126 - 3.250                         1        $    334,577           0.08%   $    336,800         3.250%           765
3.376 - 3.500                         1             525,000           0.12         525,000         3.500            680
3.501 - 3.625                         4           1,460,472           0.33         366,200         3.625            632
3.626 - 3.750                         2             826,568           0.19         414,320         3.750            776
3.751 - 3.875                         5           2,475,291           0.56         495,476         3.875            708
3.876 - 4.000                         8           3,601,576           0.82         450,855         4.000            713
4.001 - 4.125                         7           3,409,992           0.78         487,727         4.125            732
4.126 - 4.250                        14           7,014,391           1.60         501,471         4.250            657
4.251 - 4.375                        13           7,175,578           1.64         552,258         4.375            670
4.376 - 4.500                        33          17,114,392           3.90         518,790         4.500            645
4.501 - 4.625                        47          24,183,490           5.51         515,031         4.625            646
4.626 - 4.750                        84          41,608,399           9.48         495,634         4.750            627
4.751 - 4.875                       107          54,970,835          12.53         513,969         4.875            627
4.876 - 5.000                       108          48,693,329          11.10         453,577         5.000            622
5.001 - 5.125                        91          47,269,603          10.77         519,649         5.125            624
5.126 - 5.250                       130          65,156,777          14.85         501,337         5.250            623
5.251 - 5.375                        87          40,152,872           9.15         461,616         5.375            627
5.376 - 5.500                        69          32,082,245           7.31         465,053         5.500            629
5.501 - 5.625                        46          21,044,405           4.80         457,521         5.625            637
5.626 - 5.750                        25          11,698,538           2.67         468,099         5.750            650
5.751 - 5.875                        13           6,492,577           1.48         499,482         5.875            646
5.876 - 6.000                         1             447,200           0.10         447,200         6.000            646
6.126 - 6.250                         1             185,000           0.04         185,000         6.250            641
6.251 - 6.375                         1              96,425           0.02          96,425         6.375            646
6.376 - 6.500                         2             772,440           0.18         386,220         6.500            640
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Gross Coupon                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
3.126 - 3.250                        765         765          80.00%        80.00%           80.00%          356            4
3.376 - 3.500                        680         680          58.99         58.99            58.99           360            0
3.501 - 3.625                        705         750          80.00         80.00            80.00           358            2
3.626 - 3.750                        785         798          80.00         80.00            80.00           358            2
3.751 - 3.875                        774         816          35.82         65.65            80.00           359            1
3.876 - 4.000                        770         793          61.16         73.54            80.00           359            1
4.001 - 4.125                        760         790          67.95         78.13            80.00           359            1
4.126 - 4.250                        745         798          38.21         75.37            89.61           359            1
4.251 - 4.375                        733         795          57.05         73.00            80.00           359            1
4.376 - 4.500                        750         800          67.42         76.83            80.00           359            1
4.501 - 4.625                        753         811          41.69         72.57            94.46           359            1
4.626 - 4.750                        750         816          23.79         73.49            90.00           359            1
4.751 - 4.875                        737         814          19.45         69.47            95.00           355            1
4.876 - 5.000                        739         813           9.02         73.85            95.00           358            1
5.001 - 5.125                        736         813          25.00         72.06            90.00           359            1
5.126 - 5.250                        731         808          27.27         71.50            95.00           359            1
5.251 - 5.375                        731         815          44.04         70.99            95.00           359            1
5.376 - 5.500                        732         809          15.18         69.90            95.00           359            1
5.501 - 5.625                        728         813          18.52         71.00            95.00           360            0
5.626 - 5.750                        716         778          32.28         68.24            80.00           359            1
5.751 - 5.875                        709         755          34.85         68.93            90.00           360            0
5.876 - 6.000                        646         646          80.00         80.00            80.00           360            0
6.126 - 6.250                        641         641          61.67         61.67            61.67           358            2
6.251 - 6.375                        646         646          95.00         95.00            95.00           356            4
6.376 - 6.500                        685         723          80.00         84.56            90.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.056%
Lowest: 3.250%
Highest: 6.500%

--------------------------------------------------------------------------------

3. Credit Score

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Credit Score                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
800 - 824                            28        $ 14,517,630           3.31%   $    518,629         4.973%           800
775 - 799                           166          85,333,059          19.45         515,826         4.935            775
750 - 774                           206         105,990,387          24.16         514,763         5.008            750
725 - 749                           152          79,060,655          18.02         520,335         5.105            725
700 - 724                           114          56,064,793          12.78         492,044         5.132            700
675 - 699                           108          48,855,026          11.13         452,576         5.119            675
650 - 674                            76          30,688,808           6.99         404,000         5.137            650
625 - 649                            43          15,801,232           3.60         367,620         5.233            627
600 - 624                             5           1,956,699           0.45         392,064         5.149            622
Not Scored                            2             523,684           0.12         262,100         4.626              0
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%             0
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Credit Score                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
800 - 824                            807         816           9.02%        70.55%           90.00%          360            0
775 - 799                            785         799          15.18         70.37            95.00           360            0
750 - 774                            762         774          18.52         71.24            80.00           359            1
725 - 749                            738         749          23.09         72.08            85.00           359            1
700 - 724                            712         724          27.27         73.71            95.00           359            1
675 - 699                            688         699          27.27         73.66            95.00           355            1
650 - 674                            663         674          29.57         71.50            95.00           359            1
625 - 649                            638         649          36.67         74.14            95.00           359            1
600 - 624                            623         624          53.67         67.52            94.62           337            2
Not Scored                             0           0          80.00         80.00            80.00           358            2
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 737
Lowest: 622
Highest: 816

--------------------------------------------------------------------------------

4. Index

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Index                              Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
12ML                                900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Index                              Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
12ML                                 737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Loan Purpose                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
Purchase                            560        $271,018,539          61.76%   $    484,651         4.957%           622
Refinance-Rate/Term                 195          98,088,853          22.35         503,244         5.149            623
Refinance-Cashout                   145          69,684,579          15.88         480,766         5.309            624
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Loan Purpose                       Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
Purchase                             742         816          25.00%        77.24%           95.00%          359            1
Refinance-Rate/Term                  729         813           9.02         62.97            95.00           357            1
Refinance-Cashout                    728         815          18.33         63.72            80.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Property Type                      Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
SFR                                 507        $252,249,765          57.49%   $    497,782         5.091%           623
PUD Detach                          194          99,914,283          22.77         515,192         4.996            622
Condo                               149          66,656,302          15.19         449,256         5.048            624
PUD Attach                           38          15,298,236           3.49         402,842         4.892            627
Townhouse                             6           2,073,776           0.47         346,104         4.916            663
4-Family                              2           1,051,900           0.24         525,950         5.304            720
Cooperative                           2             779,710           0.18         391,045         5.135            670
2-Family                              2             768,000           0.18         384,000         5.273            736
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Property Type                      Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                                  734         816           9.02%        70.28%           95.00%          358            1
PUD Detach                           743         815          18.52         71.72            95.00           359            1
Condo                                742         816          38.68         76.84            95.00           359            1
PUD Attach                           731         813          39.35         76.20            84.65           359            1
Townhouse                            741         785          65.31         78.78            95.00           358            2
4-Family                             721         721          79.99         79.99            80.00           360            0
Cooperative                          726         795          75.00         77.23            80.00           358            2
2-Family                             753         763          70.00         76.35            80.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Occupancy Status                   Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
Primary                             813        $393,967,201          89.78%   $    485,128         5.038%           622
Secondary                            81          42,340,752           9.65         522,888         5.183            638
Investor                              6           2,484,019           0.57         414,275         5.634            656
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Occupancy Status                   Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
Primary                              736         816           9.02%        71.62%           95.00%          359            1
Secondary                            749         816          32.28         74.60            90.00           359            1
Investor                             729         755          47.89         70.20            80.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Geographic Distribution            Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
California                          442        $225,712,040          51.44%   $    510,851         5.085%           623
Florida                              88          42,213,098           9.62         482,763         5.129            627
Virginia                             81          37,433,231           8.53         462,365         4.920            640
Maryland                             42          18,362,007           4.18         437,488         4.998            631
Nevada                               22          11,913,256           2.72         541,760         5.122            622
South Carolina                       27          11,522,483           2.63         426,846         4.933            646
Illinois                             19          10,499,589           2.39         552,833         5.047            635
Arizona                              23           9,843,903           2.24         428,315         5.265            638
District of Columbia                 21           9,396,164           2.14         447,722         5.002            638
Georgia                              23           9,387,156           2.14         408,561         5.041            624
North Carolina                       21           8,787,254           2.00         418,654         4.991            649
Massachusetts                        15           6,505,069           1.48         433,998         5.089            646
Texas                                10           4,900,192           1.12         490,103         4.904            646
Washington                            7           3,777,965           0.86         540,187         4.878            702
New York                              7           3,453,665           0.79         493,451         5.413            656
Tennessee                             6           3,116,254           0.71         519,779         4.611            645
Hawaii                                4           2,986,000           0.68         746,500         5.162            702
Colorado                              6           2,541,807           0.58         424,225         5.063            691
New Jersey                            5           1,951,839           0.44         391,060         4.776            632
Oregon                                4           1,843,440           0.42         461,075         5.391            641
Other                                27          12,645,561           2.88         468,795         4.837            652
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Geographic Distribution            Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
California                           740         815           9.02%        70.50%           94.62%          359            1
Florida                              742         813          23.79         71.38            95.00           359            1
Virginia                             733         794          51.17         76.80            95.00           359            1
Maryland                             731         803          23.09         70.04            95.00           359            1
Nevada                               725         800          60.67         75.38            80.00           359            1
South Carolina                       744         816          58.29         76.34            95.00           359            1
Illinois                             735         816          36.67         68.70            80.00           360            0
Arizona                              742         801          50.00         75.65            95.00           359            1
District of Columbia                 742         798          46.63         76.83            95.00           359            1
Georgia                              728         796          31.74         71.48            94.46           355            1
North Carolina                       740         813          54.63         75.40            95.00           359            1
Massachusetts                        732         808          61.25         75.73            80.00           359            1
Texas                                727         795          41.46         66.12            95.00           314            1
Washington                           752         798          70.75         78.70            80.00           359            1
New York                             709         772          61.35         76.43            80.00           360            0
Tennessee                            729         781          64.17         76.96            80.00           359            1
Hawaii                               732         789          58.69         71.32            80.00           360            0
Colorado                             720         762          62.61         73.27            80.00           359            1
New Jersey                           715         797          67.34         78.82            89.61           359            1
Oregon                               687         774          70.79         78.92            95.00           359            1
Other                                719         799          22.70         67.09            95.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
County Distribution                Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
SANTA CLARA                          50        $ 27,347,132          12.12%   $    547,114         4.996%           627
SAN MATEO                            44          26,306,786          11.66         597,977         5.086            628
ALAMEDA                              52          26,267,291          11.64         505,495         5.052            641
LOS ANGELES                          55          25,437,134          11.27         462,751         5.140            627
ORANGE                               39          19,209,265           8.51         492,645         5.034            637
SAN DIEGO                            32          14,990,835           6.64         468,590         5.146            624
CONTRA COSTA                         24          12,475,905           5.53         519,881         4.999            670
SAN FRANCISCO                        23          12,210,296           5.41         530,995         5.096            679
MONTEREY                             17           9,157,525           4.06         538,880         5.156            660
RIVERSIDE                            16           7,125,893           3.16         445,368         5.206            637
Other                                90          45,183,979          20.02         502,305         5.114            623
-----------------------------------------------------------------------------------------------------------------------
Total:                              442        $225,712,040         100.00%   $    510,851         5.085%           623
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
County Distribution                Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                          734         813           9.02%        74.16%           80.00%          359            1
SAN MATEO                            747         809          35.21         68.10            80.00           360            0
ALAMEDA                              744         814          34.85         71.72            80.00           359            1
LOS ANGELES                          730         809          27.27         72.67            80.00           359            1
ORANGE                               741         798          18.52         68.86            80.00           360            0
SAN DIEGO                            739         804          18.33         67.07            94.62           359            1
CONTRA COSTA                         736         807          38.21         68.65            80.00           360            0
SAN FRANCISCO                        760         791          15.18         71.38            80.00           360            0
MONTEREY                             746         804          32.28         66.26            80.00           360            0
RIVERSIDE                            731         803          57.28         75.76            93.04           360            0
Other                                738         815          19.45         69.87            82.97           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               740         815           9.02%        70.50%           94.62%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original LTV                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          1        $    388,000           0.09%   $    388,000         5.000%           800
15.01 - 20.00                         4           2,707,000           0.62         676,750         5.382            759
20.01 - 25.00                         4           2,025,000           0.46         506,250         5.012            726
25.01 - 30.00                         3           1,545,531           0.35         515,833         5.076            652
30.01 - 35.00                         4           2,575,295           0.59         643,936         5.539            707
35.01 - 40.00                        13           7,259,581           1.65         558,665         4.904            635
40.01 - 45.00                         9           5,537,632           1.26         615,548         5.099            663
45.01 - 50.00                        25          13,078,505           2.98         523,402         5.280            627
50.01 - 55.00                        25          12,503,294           2.85         500,470         5.032            623
55.01 - 60.00                        38          18,593,880           4.24         489,445         5.126            637
60.01 - 65.00                        59          28,888,619           6.58         489,893         5.094            624
65.01 - 70.00                       112          60,974,499          13.90         544,653         5.071            627
70.01 - 75.00                        69          35,518,114           8.09         514,960         5.105            646
75.01 - 80.00                       490         234,515,417          53.45         479,351         5.007            622
80.01 - 85.00                         3             910,000           0.21         303,333         5.450            627
85.01 - 90.00                        17           5,624,221           1.28         330,979         5.213            631
90.01 - 95.00                        24           6,147,384           1.40         256,295         5.244            624
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original LTV                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                         800         800           9.02%         9.02%            9.02%          360            0
15.01 - 20.00                        773         804          15.18         17.69            19.45           359            1
20.01 - 25.00                        762         777          22.70         23.71            25.00           360            0
25.01 - 30.00                        695         720          27.27         27.78            29.57           359            1
30.01 - 35.00                        763         778          31.22         32.40            34.85           360            0
35.01 - 40.00                        736         808          35.21         37.26            40.00           360            0
40.01 - 45.00                        738         793          40.40         42.28            44.04           319            1
45.01 - 50.00                        738         796          45.07         48.25            50.00           359            1
50.01 - 55.00                        744         813          50.60         53.17            55.00           359            1
55.01 - 60.00                        731         800          55.20         58.29            60.00           359            1
60.01 - 65.00                        729         815          60.05         63.16            65.00           358            1
65.01 - 70.00                        738         809          65.12         68.46            70.00           359            1
70.01 - 75.00                        735         814          70.01         73.31            75.00           359            1
75.01 - 80.00                        740         816          75.20         79.63            80.00           359            1
80.01 - 85.00                        677         731          82.97         84.31            85.00           359            1
85.01 - 90.00                        692         813          86.44         89.33            90.00           359            1
90.01 - 95.00                        670         781          92.63         94.70            95.00           357            3
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 71.90%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original Term                      Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
180                                   1        $  1,243,775           0.28%   $  1,243,775         4.875%           684
240                                   1             343,587           0.08         345,270         5.000            624
360                                 898         437,204,610          99.64         487,371         5.056            622
-----------------------------------------------------------------------------------------------------------------------
Total:                              900        $438,791,971         100.00%   $    488,054         5.056%           622
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original Term                      Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
                          180        684         684          41.46%        41.46%           41.46%          180            0
                          240        624         624          60.57         60.57            60.57           238            2
                          360        737         816           9.02         72.00            95.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               737         816           9.02%        71.90%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2005-D Group 3
                                    7-1 ARMs

                                   64 records
                               Balance: 30,962,859
                                Apr 7, 2005 15:21

--------------------------------------------------------------------------------

1. Original Balance

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original Balance                   Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
200,001 - 250,000                     2        $    458,250           1.48%   $    229,125         5.177%           625
300,001 - 350,000                     6           2,052,766           6.63         343,367         5.646            641
350,001 - 400,000                    15           5,606,662          18.11         374,478         5.433            640
400,001 - 450,000                    12           5,077,963          16.40         423,233         5.597            639
450,001 - 500,000                    10           4,773,504          15.42         477,470         5.191            649
500,001 - 550,000                     6           3,149,173          10.17         524,965         5.255            655
550,001 - 600,000                     6           3,518,041          11.36         586,451         5.357            747
600,001 - 650,000                     1             635,000           2.05         635,000         5.750            768
650,001 - 700,000                     2           1,370,000           4.42         685,000         5.306            709
800,001 - 850,000                     1             825,000           2.66         825,000         4.750            653
950,001 - 1,000,000                   2           1,996,500           6.45         998,250         5.312            723
1,450,001 - 1,500,000                 1           1,500,000           4.84       1,500,000         5.375            696
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original Balance                   Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
200,001 - 250,000                    637         647          80.00%        87.93%           95.00%          356            4
300,001 - 350,000                    688         743          74.89         81.80            93.33           356            4
350,001 - 400,000                    726         810          44.67         67.49            85.97           358            2
400,001 - 450,000                    750         796          60.14         76.52            90.00           360            0
450,001 - 500,000                    742         805          36.68         68.85            80.00           359            1
500,001 - 550,000                    762         806          48.77         74.79            80.00           360            0
550,001 - 600,000                    770         809          31.58         71.74            80.00           359            1
600,001 - 650,000                    768         768          79.38         79.38            79.38           359            1
650,001 - 700,000                    728         748          51.53         54.89            58.16           359            1
800,001 - 850,000                    653         653          66.11         66.11            66.11           360            0
950,001 - 1,000,000                  745         767          66.43         73.23            80.00           359            1
1,450,001 - 1,500,000                696         696          52.63         52.63            52.63           360            0
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

Average: $484,126.94
Lowest: $216,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Gross Coupon                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
4.251 - 4.375                         2        $    966,526           3.12%   $    483,600         4.375%           670
4.501 - 4.625                         2             852,219           2.75         427,246         4.625            655
4.626 - 4.750                         1             825,000           2.66         825,000         4.750            653
4.751 - 4.875                         3           1,536,523           4.96         512,333         4.875            709
4.876 - 5.000                         2             802,250           2.59         401,125         5.000            647
5.001 - 5.125                         6           3,388,081          10.94         564,783         5.125            707
5.126 - 5.250                         9           3,888,932          12.56         432,786         5.250            640
5.251 - 5.375                        10           5,260,042          16.99         526,191         5.375            625
5.376 - 5.500                        10           4,870,625          15.73         487,561         5.500            641
5.501 - 5.625                         4           1,709,106           5.52         427,750         5.625            688
5.626 - 5.750                         5           2,921,478           9.44         584,400         5.750            748
5.751 - 5.875                         5           1,863,332           6.02         372,951         5.875            639
5.876 - 6.000                         3           1,250,000           4.04         416,667         6.000            744
6.001 - 6.125                         1             393,138           1.27         393,138         6.125            665
6.376 - 6.500                         1             435,606           1.41         436,000         6.500            695
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Gross Coupon                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375                        725         784          36.68%        57.62%           80.00%          359            1
4.501 - 4.625                        700         764          56.95         70.58            80.00           358            2
4.626 - 4.750                        653         653          66.11         66.11            66.11           360            0
4.751 - 4.875                        746         799          58.16         70.12            80.00           359            1
4.876 - 5.000                        734         772          80.00         84.53            95.00           359            1
5.001 - 5.125                        759         805          64.62         78.09            80.00           359            1
5.126 - 5.250                        760         809          31.58         66.37            85.97           359            1
5.251 - 5.375                        727         806          48.77         65.53            80.00           360            0
5.376 - 5.500                        735         784          49.69         72.71            93.33           359            1
5.501 - 5.625                        748         786          73.10         79.40            90.00           359            1
5.626 - 5.750                        759         774          51.53         70.64            80.00           359            1
5.751 - 5.875                        681         739          60.14         72.57            87.34           358            2
5.876 - 6.000                        771         810          79.61         79.87            80.00           360            0
6.001 - 6.125                        665         665          44.67         44.67            44.67           360            0
6.376 - 6.500                        695         695          80.00         80.00            80.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.378%
Lowest: 4.375%
Highest: 6.500%

--------------------------------------------------------------------------------

3. Credit Score

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Credit Score                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
800 - 824                             5        $  2,432,100           7.85%   $    486,420         5.375%           803
775 - 799                            11           4,858,933          15.69         441,891         5.168            775
750 - 774                            16           8,312,456          26.85         519,888         5.461            751
725 - 749                             9           4,008,712          12.95         445,946         5.635            725
700 - 724                             5           2,887,000           9.32         577,400         5.149            701
675 - 699                             4           2,628,947           8.49         658,519         5.576            688
650 - 674                             8           3,727,395          12.04         466,148         5.186            652
625 - 649                             6           2,107,317           6.81         351,542         5.462            625
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Credit Score                       Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
800 - 824                            807         810          48.77%        73.25%           80.00%          359            1
775 - 799                            786         799          68.25         79.48            90.00           360            0
750 - 774                            765         774          31.58         70.82            80.00           359            1
725 - 749                            740         748          51.53         72.36            80.00           359            1
700 - 724                            713         723          49.69         68.31            80.00           359            1
675 - 699                            694         696          52.63         64.54            85.97           359            1
650 - 674                            659         670          36.68         63.05            87.34           359            1
625 - 649                            641         649          57.08         72.17            95.00           358            2
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 736
Lowest: 625
Highest: 810

--------------------------------------------------------------------------------

4. Index

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Index                              Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
12ML                                 64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Index                              Score       Score          LTV           LTV             LTV          Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
12ML                                 736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Loan Purpose                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
Purchase                             45        $ 22,536,249          72.78%   $    501,072         5.318%           641
Refinance-Cashout                    10           4,398,022          14.20         440,249         5.681            639
Refinance-Rate/Term                   9           4,028,587          13.01         448,154         5.386            625
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Loan Purpose                       Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
Purchase                             746         810          31.58%        72.01%           95.00%          359            1
Refinance-Cashout                    702         768          44.67         66.89            80.00           359            1
Refinance-Rate/Term                  721         805          52.73         69.48            85.97           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Property Type                      Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
SFR                                  36        $ 17,915,383          57.86%   $    497,857         5.395%           625
PUD Detach                           19           9,155,669          29.57         482,393         5.297            647
Condo                                 8           3,538,007          11.43         442,600         5.506            641
Cooperative                           1             353,801           1.14         355,000         5.375            733
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Property Type                      Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                                  730         810          31.58%        68.19%           80.00%          359            1
PUD Detach                           738         806          47.51         73.37            95.00           359            1
Condo                                760         809          49.69         79.05            93.33           359            1
Cooperative                          733         733          67.62         67.62            67.62           357            3
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

7. Occupancy Status

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Occupancy Status                   Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
Primary                              59        $ 28,813,201          93.06%   $    488,699         5.363%           625
Secondary                             4           1,714,052           5.54         428,715         5.352            725
Investor                              1             435,606           1.41         436,000         6.500            695
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Occupancy Status                   Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
Primary                              735         810          31.58%        70.35%           95.00%          359            1
Secondary                            772         803          74.65         78.80            80.00           359            1
Investor                             695         695          80.00         80.00            80.00           359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Geographic Distribution            Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
California                           24        $ 12,267,319          39.62%   $    511,408         5.483%           639
Florida                              10           4,418,289          14.27         441,891         5.460            647
Massachusetts                         4           2,752,200           8.89         688,050         5.015            709
Arizona                               4           2,306,500           7.45         576,625         5.462            733
Virginia                              5           2,023,795           6.54         405,339         5.319            670
Maryland                              4           1,673,792           5.41         419,269         5.289            688
Washington                            3           1,344,807           4.34         448,947         5.265            655
Illinois                              2           1,045,600           3.38         522,800         5.305            663
District of Columbia                  2             785,982           2.54         393,200         5.436            739
North Carolina                        2             701,173           2.26         352,750         4.940            753
Rhode Island                          1             545,600           1.76         545,600         5.500            774
South Carolina                        1             528,000           1.71         528,000         5.125            778
New York                              1             353,801           1.14         355,000         5.375            733
Minnesota                             1             216,000           0.70         216,000         5.375            625
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Geographic Distribution            Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
California                           725         806          44.67%        69.30%           93.33%          359            1
Florida                              742         810          31.58         71.61            95.00           359            1
Massachusetts                        741         784          58.16         74.48            80.00           359            1
Arizona                              760         775          47.51         66.31            76.07           360            0
Virginia                             741         796          36.68         69.20            80.00           359            1
Maryland                             743         790          64.62         77.42            85.97           359            1
Washington                           714         753          64.52         73.28            80.00           359            1
Illinois                             744         809          52.73         67.90            80.00           360            0
District of Columbia                 752         765          79.98         79.99            80.00           360            0
North Carolina                       758         764          56.95         62.00            66.98           355            5
Rhode Island                         774         774          80.00         80.00            80.00           360            0
South Carolina                       778         778          80.00         80.00            80.00           359            1
New York                             733         733          67.62         67.62            67.62           357            3
Minnesota                            625         625          80.00         80.00            80.00           357            3
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

9. County Distribution

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
County Distribution                Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
ALAMEDA                               4        $  2,176,941          17.75%   $    544,402         5.535%           639
LOS ANGELES                           5           2,047,067          16.69         409,800         5.425            640
SAN FRANCISCO                         2           1,924,000          15.68         962,000         5.347            696
SAN DIEGO                             3           1,712,523          13.96         571,000         4.997            649
ORANGE                                3           1,441,695          11.75         480,713         5.816            665
SAN LUIS OBISPO                       2             887,606           7.24         444,000         5.863            695
MARIN                                 1             525,000           4.28         525,000         5.375            806
CALAVERAS                             1             520,000           4.24         520,000         5.750            774
SANTA CLARA                           1             359,000           2.93         359,000         5.875            652
EL DORADO                             1             337,939           2.75         339,057         5.500            660
Other                                 1             335,549           2.74         337,000         5.625            688
-----------------------------------------------------------------------------------------------------------------------
Total:                               24        $ 12,267,319         100.00%   $    511,408         5.483%           639
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
County Distribution                Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
ALAMEDA                              739         805          51.53%        67.25%           80.00%          359            1
LOS ANGELES                          732         799          57.08         75.64            93.33           359            1
SAN FRANCISCO                        717         790          52.63         58.66            80.00           360            0
SAN DIEGO                            674         751          64.52         68.79            80.00           360            0
ORANGE                               745         786          44.67         72.96            90.00           359            1
SAN LUIS OBISPO                      750         803          80.00         80.00            80.00           359            1
MARIN                                806         806          48.77         48.77            48.77           360            0
CALAVERAS                            774         774          80.00         80.00            80.00           359            1
SANTA CLARA                          652         652          64.11         64.11            64.11           358            2
EL DORADO                            660         660          78.85         78.85            78.85           357            3
Other                                688         688          74.89         74.89            74.89           356            4
-----------------------------------------------------------------------------------------------------------------------------
Total:                               725         806          44.67%        69.30%           93.33%          359            1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original LTV                       Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                         1        $    600,000           1.94%   $    600,000         5.250%           767
35.01 - 40.00                         1             499,326           1.61         500,000         4.375            670
40.01 - 45.00                         1             393,138           1.27         393,138         6.125            665
45.01 - 50.00                         3           1,325,000           4.28         441,667         5.375            710
50.01 - 55.00                         3           2,639,000           8.52         879,667         5.471            663
55.01 - 60.00                         3           1,414,227           4.57         472,167         4.912            640
60.01 - 65.00                         5           2,208,478           7.13         441,800         5.619            639
65.01 - 70.00                         5           2,958,247           9.55         592,300         5.246            653
70.01 - 75.00                         3           1,220,007           3.94         407,153         5.704            688
75.01 - 80.00                        34          15,998,770          51.67         470,771         5.378            625
85.01 - 90.00                         3           1,116,349           3.61         373,358         5.582            656
90.01 - 95.00                         2             590,317           1.91         296,125         5.295            641
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original LTV                       Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                        767         767          31.58%        31.58%           31.58%          359            1
35.01 - 40.00                        670         670          36.68         36.68            36.68           359            1
40.01 - 45.00                        665         665          44.67         44.67            44.67           360            0
45.01 - 50.00                        763         806          47.51         48.67            49.69           359            1
50.01 - 55.00                        703         748          51.53         52.37            52.73           360            0
55.01 - 60.00                        704         764          56.95         57.58            58.16           358            2
60.01 - 65.00                        682         753          60.14         63.62            64.62           359            1
65.01 - 70.00                        732         784          66.11         66.81            68.25           359            1
70.01 - 75.00                        718         733          73.10         74.08            74.89           358            2
75.01 - 80.00                        759         810          76.07         79.75            80.00           359            1
85.01 - 90.00                        714         786          85.97         87.89            90.00           357            3
90.01 - 95.00                        643         647          93.33         94.02            95.00           355            5
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 70.96%
Lowest: 31.58%
Highest: 95.00%


--------------------------------------------------------------------------------

11. Original Term

                                  Number        Aggregate        Percent          Average
                                    of           Current         of Loans        Original          W.A.           Min.
                                 Mortgage       Principal      by Principal      Principal         Gross          FICO
Original Term                      Loans         Balance         Balance          Balance         Coupon         Score
-----------------------------------------------------------------------------------------------------------------------
360                                  64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------
Total:                               64        $ 30,962,859         100.00%   $    484,127         5.378%           625
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           W.A.
                                   W.A.         Max.          Min.          W.A.            Max.        Remaining       W.A.
                                   FICO         FICO        Original      Original        Original       Term to        Loan
Original Term                      Score       Score          LTV            LTV             LTV         Maturity        Age
-----------------------------------------------------------------------------------------------------------------------------
360                                  736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------
Total:                               736         810          31.58%        70.96%           95.00%          359            1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.